UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 28, 2007

VISIPHOR CORPORATION

(Exact name of registrant as specified in its charter)

Canada (State or other jurisdiction of incorporation)	000-30090 (Commission File Number)	None (IRS Employer Identification No.)

Suite 1100 – 4710 Kingsway
Burnaby, British Columbia
Canada V5H 4M2

(Address of principal executive offices, including Zip Code)

Registrant’s telephone number, including area code: (604) 684-2449

 (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ] Written communications pursuant to Rule 425 under the Securities Act.

[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act.

[  ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act.

[  ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act.

Item 1.01

Entry into a Material Definitive Agreement

Item 2.03

Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant

On September 28, 2007, Visiphor Corporation (the “Company”) entered into a subscription agreement with Quorum Investment Pool Limited Partnership (“Quorum”), whereby Quorum subscribed for and agreed to purchase a secured debenture of the Company in the amount of Cdn$207,693. A copy of the subscription agreement, including the terms and conditions related thereto, is attached hereto as Exhibit 10.1 and is incorporated herein by reference.

On September 28, 2007, the Company completed a private placement with Quorum of an 8% secured debenture in the principal amount of Cdn$207,693 maturing on October 28, 2007.  A copy of the debenture, including the terms and conditions related thereto, is attached hereto as Exhibit 10.2 and is incorporated by reference herein.  The proceeds of the debenture will be used to provide general working capital to finance the expansion of the Company’s business.

Also in connection with the issuance of the secured debenture, Roy Trivett, Chief Executive Officer and a director of the Company, and Keith Kretschmer, a director of the Company, have agreed to amend their agreements to postpone and subordinate outstanding bridge loans to the Company in the amounts of Cdn$85,000 and US$400,000, respectively, to be subordinated to the Cdn$207,693 debenture held by Quorum, in addition to the debenture issued to Quorum Secured Equity Trust in May 2007 and the debenture and warrant issued to Quorum Secured Equity Trust in July 2006..  The amendments to the postponement agreements are attached hereto as Exhibits 10.3 and 10.4, respectively, and are incorporated by reference herein.

Item 7.01

Regulation FD Disclosure

Attached as Exhibit 99.1 to this report is a press release dated October 2, 2007.  Such exhibit is being furnished pursuant to this Item 7.01, and shall not be deemed filed under the Securities Exchange Act of 1934, as amended.

Item 9.01

Financial Statements and Exhibits

(d)

Exhibits

10.1

Subscription Agreement of Quorum Investment Pool Limited Partnership in favor of the Company dated September 28, 2007

10.2

Secured Debenture of the Company in favor of Quorum Investment Pool Limited Partnership in the Principal Sum of Cdn$207,693, due October 28, 2007

10.3

Amended and Restated Postponement and Subordination Agreement dated September 28, 2007 between Roy Trivett, Quorum Secured Equity Trust, Quorum Investment Pool Limited Partnership and the Company

10.4

Amended and Restated Postponement and Subordination Agreement dated September 28, 2007 between Keith Kretschmer, Quorum Secured Equity Trust, Quorum Investment Pool Limited Partnership and the Company

99.1

Press Release dated October 2, 2007

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

VISIPHOR CORPORATION

Date: October 3, 2007

By:

/s/ Sunil Amin

Sunil Amin

Chief Financial Officer

EXHIBIT INDEX

EXHIBIT NO.

DESCRIPTION

10.1

Subscription Agreement of Quorum Investment Pool Limited Partnership in favor of the Company dated September 28, 2007

10.2

Secured Debenture of the Company in favor of Quorum Investment Pool Limited Partnership in the Principal Sum of Cdn$207,693, due October 28, 2007

10.3

Amended and Restated Postponement and Subordination Agreement dated September 28, 2007 between Roy Trivett, Quorum Secured Equity Trust, Quorum Investment Pool Limited Partnership and the Company

10.4

Amended and Restated Postponement and Subordination Agreement dated September 28, 2007 between Keith Kretschmer, Quorum Secured Equity Trust, Quorum Investment Pool Limited Partnership and the Company

99.1

Press Release dated October 2, 2007

EXHIBIT 10.1

SUBSCRIPTION AGREEMENT

(SECURED DEBENTURE)

TO:

VISIPHOR CORPORATION (the “Corporation”)

The undersigned (the “Purchaser”) hereby irrevocably subscribes for and agrees to purchase, on and subject to the terms and conditions set forth herein, a secured debenture in the principal amount of $207,693 of Visiphor Corporation (the “Debenture”). Capitalized terms used herein shall have the meaning ascribed thereto in Schedule “A” - Defined Terms, attached hereto.

IN WITNESS WHEREOF the Purchaser has duly executed this Subscription Agreement.

DATED this 28th day of September, 2007.

Name	Address
QUORUM INVESTMENT POOL LIMITED PARTNERSHIP, by its General Partner, QIP Management Inc.	70 York Street Suite 1720 Toronto, Ontario M5J 1S9

Per: /s/ Michael Goffin

Name: Michael Goffin

Title:   Partner of Quorum

TERMS AND CONDITIONS

1.

Description of Debenture

The Debenture shall be in the form of Schedule “B”- Form of Debenture attached hereto.

2.

Payment

Payment for the Debenture must be delivered to the Corporation on the Closing Date and shall be made by certified cheque drawn on a Canadian chartered bank or by wire transfer and payable to the Corporation or payable in such other manner as may be specified by the Corporation.

3.

Closing

Delivery of and payment for the Debenture will be completed (the “Closing”) at the offices of Cassels Brock & Blackwell LLP in Toronto, Ontario, at 2:00 p.m. (local time) (the “Closing Time”) or such other time or place as the Corporation and the Purchaser may agree, on September 28, 2007 or such earlier or later date as the Purchaser and the Corporation may agree (the “Closing Date”).

At the Closing Time the Corporation shall deliver to the Purchaser:

(a)

a certificate representing the Debenture registered as the Purchaser may direct;

(b)

the requisite legal opinions and certificates as contemplated in Section 10 hereof; and

(c)

such further documentation as may be contemplated herein or as counsel to the Purchaser or the applicable regulatory authorities may reasonably require;

against delivery by the Purchaser to the Corporation of this Subscription Agreement and each of the Exhibits hereto duly completed and executed and payment of the purchase price for the Debenture.

4.

Representations, Warranties and Covenants of the Purchaser

The Purchaser hereby represents, warrants and covenants to and with the Corporation that:

(a)

the Purchaser is purchasing the Debenture as principal for its own account, and not for the benefit of any other person, and not with a view to the resale or distribution of the Debenture;

(b)

the Purchaser is an “accredited investor” as defined in National Instrument 45-106 – Prospectus and Registration Exemptions and the Purchaser has properly completed and executed the Accredited Investor Status Certificate attached hereto as Exhibit 1 and is delivering same herewith;

(c)

the Purchaser will execute and deliver all documentation as may be required by applicable Securities Laws and by the TSXV to permit the purchase of the Debenture on the terms herein set forth;

(d)

this Subscription Agreement (including the Exhibits hereto) has been duly authorized, executed and delivered by the Purchaser, and constitutes a legal, valid, binding and enforceable obligation of the Purchaser;

(e)

the Purchaser is resident in the Province of Ontario;

(f)

the Corporation has advised the Purchaser that the Corporation is relying on an exemption from the requirements to provide the Purchaser with a prospectus and to sell the Debenture through a person or company registered to sell the Debenture under the Securities Act (Ontario) and other applicable securities laws and, as a consequence of acquiring securities pursuant to this exemption, certain protections, rights and remedies provided by the Securities Act (Ontario) and other applicable securities laws, including statutory rights of rescission or damages, will not be available to the Purchaser;

(g)

it has had access to the information which has been filed by the Corporation with the applicable securities commissions or stock exchange in compliance, or intended compliance, with applicable securities legislation and has made such investigations, if any, concerning the Corporation as it has considered necessary so as to make an informed investment decision in connection with an investment in the Debenture;

(h)

the offer and sale of the Debenture has not been accompanied by any advertisement and the Purchaser has not become aware of any advertisement in printed media of general and regular paid circulation, radio, television or telecommunications, including electronic display, with respect to the offering of the Debenture;

(i)

it has been advised to obtain independent legal, income tax and investment advice with respect to its subscription for the Debenture and applicable resale restrictions in respect of the Securities and, accordingly, has had the opportunity to acquire an understanding of the meanings of all terms contained herein relevant to the Purchaser for the purpose of giving the representations, warranties and covenants contained herein;

(j)

this Subscription Agreement is not enforceable by the Purchaser unless and until it has been accepted by the Corporation;

(k)

the Purchaser will resell the Securities only in accordance with the provisions of applicable securities legislation and stock exchange rules;

(l)

the Purchaser has such knowledge in financial and business affairs as to be capable of evaluating the merits and risks of its investment and is able to bear the economic risk of loss of its investment;

(m)

if the Purchaser is a corporation, partnership, unincorporated association or other entity, the person executing this Subscription Agreement on behalf of the Purchaser has the necessary power and authority to do so and the investment contemplated hereby has been duly authorized by all necessary action of the Purchaser;

1.

the Purchaser is not a “U.S. Person” as defined by Regulation S of the U.S. Securities Act and is not acquiring the Debenture for the account or benefit of a U.S. Person;

2.

the Purchaser was not in the United States at the time the offer to purchase the Debenture was received or at the time that this Subscription Agreement was executed; and

3.

the securities have not been, and will not be registered under the U.S. Securities Act, and may not be reoffered for sale or resold or otherwise transferred except in accordance with the provisions of Regulation S, pursuant to an effective registration under the U.S. Securities Act, or pursuant to an available exemption from registration under the U.S. Securities Act.

5.

Purchaser’s Acknowledgements

The Purchaser acknowledges and agrees that:

(a)

it has not been provided with a prospectus or with an offering memorandum as defined in the applicable Securities Laws or any similar document in connection with its purchase of the Debenture;

(b)

the Corporation will be required by law or otherwise to disclose to regulatory authorities the identity of the Purchaser;

(c)

the Debenture is subject to restrictions on resale under applicable securities laws (which restrictions, other than restrictions which arise solely as a result of such resale constituting a “control distribution” as defined in National Instrument 45-102, shall not exceed four months from the Closing Date in the Province of Ontario provided that the Purchaser effects all of the filings and pays all fees required to be filed or paid by it under applicable securities laws) and the rules of the TSXV and the Debenture and will bear a legend regarding restriction on transfer;

(d)

no securities commission or similar regulatory authority has reviewed or passed on the merits of the Securities;

(e)

there is no government or other insurance covering the Securities;

(f)

there are risks associated with the purchase of the Securities;

(g)

there are restrictions on the Purchaser’s ability to resell the Securities and it is the responsibility of the Purchaser to ascertain what these restrictions are and to comply with these restrictions; and

(n)

the funds which will be advanced by the Purchaser to the Corporation hereunder, as applicable, will not represent proceeds of crime for the purposes of the Proceeds of Crime (Money Laundering) and Terrorist Financing Act (Canada) (the “PCMLTFA”) and the Purchaser acknowledges that the Corporation may in the future be required by law to disclose the Purchaser's name and other information relating to this Subscription Agreement and the Purchaser's subscription hereunder, on a confidential basis, pursuant to the PCMLTFA.  To the best of its knowledge (a) none of the subscription funds to be provided by the Purchaser (i) have been or will be derived from or related to any activity that is deemed criminal under the laws of Canada, the United States of America, or any other jurisdiction, or (ii) are being tendered on behalf of a person or entity who has not been identified to the Purchaser, and (b) it shall promptly notify the Corporation if the Purchaser discovers that any of such representations ceases to be true, and to provide the Corporation with appropriate information in connection therewith.

The Purchaser acknowledges and consents to the fact that the Corporation is collecting personal information (as that term is defined under applicable privacy legislation, including, without limitation, the Personal Information Protection and Electronic Documents Act (Canada) and Personal Information Protection Act (British Columbia) and any other applicable similar, replacement or supplemental provincial or federal legislation or laws in effect from time to time) for the purpose of completing this Subscription Agreement.  The Purchaser acknowledges and consents to the Corporation retaining such personal information for as long as permitted or required by law or business practices.  The Purchaser further acknowledges and consents to the fact that the Corporation may be required by the Securities Laws or the rules and policies of any stock exchange to provide regulatory authorities with any personal information provided by it in this Subscription Agreement.  In addition to the foregoing, the Purchaser agrees and acknowledges that the Corporation may collect such information as contemplated hereby, and may use and disclose such personal information, as follows:

(i)

for internal use with respect to managing the relationships between and contractual obligations of the Corporation and the Purchaser;

(ii)

for use and disclosure for income tax related purposes, including without limitation, where required by law, disclosure to Canada Revenue Agency;

(iii)

disclosure to a governmental or other authority to which the disclosure is required by court order or subpoena compelling such disclosure and where there is no reasonable alternative to such disclosure; or

(iv)

disclosure to professional advisers of the Corporation in connection with the performance of their professional services.

The Corporation hereby notifies the Purchaser that:

(v)

pursuant to National Instrument 45-106, delivery of the information pertaining to the Purchaser to the Ontario Securities Commission (the “OSC”) is required as set out in Schedule I of Form 45-106F1 – Report of Exempt Distribution, comprising the full name, address and telephone number of the Purchaser, the number and type of securities of the Corporation purchased by the Purchaser, the total purchase price of such securities, the exemption relied upon in connection with such purchase, and the date of such distribution (collectively, the “Ontario Personal Information”);

(vi)

the Ontario Personal Information is being collected indirectly by the OSC under the authority granted to it in securities legislation;

(vii)

the Ontario Personal Information is being collected for the purposes of the administration and enforcement of the securities legislation of the Province of Ontario;

(viii)

the title, business address and business telephone number of the public official in Ontario, as set out in Form 45-106F1, who can answer questions about the OSC’s indirect collection of Ontario Personal Information is as follows: Ontario Securities Commission, Administrative Assistant to the Director of Corporate Finance at (416) 593-8086, Suite 1900, Box 55, 20 Queen Street West, Toronto, Ontario M5H 3S8,

and the Purchaser hereby authorizes the indirect collection of Ontario Personal information by the OSC.

6.

Reliance Upon Representations, Warranties and Covenants of Purchaser

The Purchaser acknowledges that its representations and warranties and covenants contained in this Subscription Agreement are made with the intent that they may be relied upon by the Corporation to, among other things, determine the Purchaser’s eligibility to purchase the Debenture. The Purchaser further agrees that by accepting the Debenture, the Purchaser shall be representing and warranting that the foregoing representations and warranties are true as at the Closing Time with the same force and effect as if they had been made by the Purchaser at the Closing Time, notwithstanding any due diligence investigations performed by, or any facts or circumstances otherwise coming to the attention of, the Purchaser or its representatives in the course thereof.

7.

Representations and Warranties of the Corporation

The Corporation represents, warrants and covenants to and with the Purchaser that:

(a)

Incorporation and Status.  The Corporation and each of the Subsidiaries is duly incorporated or created, as applicable, and organized, and is validly existing under its jurisdiction of organization. The Corporation and each of the Subsidiaries is duly registered, licensed or qualified as an extra-provincial or foreign corporation or partnership, as applicable, and is up to date in the filing of all corporate and similar returns under the laws of those jurisdictions where it operates and where failure to be so registered, licensed, qualified or up to date would have a material adverse effect on it.

(b)

Subsidiaries.  The Corporation is the beneficial and registered owner of all of the issued and outstanding shares or interests of each of the Subsidiaries.  The Corporation has no equity or other interest in any other Person other than the Subsidiaries.

(c)

Corporate Power and Due Authorization.  The Corporation and each of the Subsidiaries has the corporate power and capacity to enter into, and to perform its obligations under this Subscription Agreement, the Loan Documents and the Debenture, as applicable.  The execution, delivery, and performance of each of this Subscription Agreement, the Debenture and the Loan Documents has been duly authorized by the Corporation and will be authorized by the Subsidiaries that are a party thereto, and each of this Subscription Agreement, the Loan Documents and the Debenture have been duly executed and delivered, and is a valid and binding obligation of the Corporation and will be a valid and binding obligation of the Subsidiary (as the case may be), enforceable in accordance with its terms, subject to the usual exceptions as to bankruptcy and the availability of equitable remedies.

(d)

Business of the Corporation.  The Corporation and each of the Subsidiaries has the corporate power and capacity to own, lease or license its assets and to carry on its business.

(e)

No Contravention.  None of the entering into of this Subscription Agreement and the Loan Documents, the issuance of the Debenture and the performance by the Corporation or any of the Subsidiaries of any of its other obligations hereunder or thereunder will contravene, breach, result in any default or result in any acceleration, bonus or benefit to any other party under the articles, by-laws, constating documents or other organizational documents of the Corporation or the Subsidiaries or under any mortgage, lease, license agreement, agreement, other legally binding instrument, license, permit, statute, regulation, order, judgment, decree or law to which any of them is a party or by which they may be bound and do not and will not result in or require the creation of any Encumbrance (other than pursuant to the Loan Documents) upon or with respect to any of its properties.

(f)

Not Insolvent.  Immediately after Closing, each of the Corporation and each of the Subsidiaries is Solvent. None of the Corporation or any of the Subsidiaries, any creditor of the Corporation or any of the Subsidiaries or any other Person has contemplated instituting or instituted any proceeding or taken any corporate action or executed any agreement in connection with the commencement of any proceeding:

(A)

seeking to adjudicate the Corporation or any Subsidiary as bankrupt or insolvent;

(B)

seeking liquidation, dissolution, winding-up, reorganization, arrangement, protection, relief or composition of any of the Corporation or any Subsidiary or any material part of its property or debt, or making a proposal with respect to the Corporation or any Subsidiary under any law relating to bankruptcy, insolvency, reorganization or compromise of debts or other similar laws; or

(C)

seeking appointment of a receiver, trustee, agent, custodian or other similar official for any of the Corporation or any Subsidiary or for any material part of its properties and assets.

(g)

Approvals and Consents.  Except for post-closing notices to be filed under applicable Securities Laws and post-closing filings with the TSXV, no authorization, consent or approval of, or filing with or notice to, any governmental agency, regulatory body, court or other person is required in connection with the execution, delivery or performance and compliance with the terms of this Subscription Agreement, the Loan Documents, or the Debenture, nor will such performance and compliance contravene any statute, rule or regulation binding on the Corporation or any of its Subsidiaries.

(h)

Material Contracts.  Except as set forth in Schedule 7(h) “Material Contracts”, neither the Corporation nor any Subsidiary is a party to or is bound by any Material Contract or any other contract, agreement or commitment that is material to or could reasonably be expected (upon breach, expiry or termination thereof) to materially adversely affect its business or its financial condition or any of its assets.

(i)

No Default Under Agreements.  None of the Corporation or any Subsidiary is in default or breach under any term or provision of its constating documents, by-laws or resolutions or of any contract, agreement, lease or other instrument to which it is a party which default or breach has had or could reasonably be expected to have a material adverse effect on the Corporation taken as a whole and there exists no state of facts that after notice or the passage of time, or both, would constitute such a default or breach and all those contracts, agreements, leases and other instruments are now in good standing in all material respects, and the Corporation and each of the Subsidiaries (as applicable) is entitled to all benefits, rights and privileges thereunder.

(j)

Location of and Title to Assets.  All of the assets owned and used by the Corporation and each of the Subsidiaries are located in the Province of British Columbia.  For greater certainty, Schedule 7(j) “Location of and Title to Assets” is a complete and accurate list, as of the date hereof, of the location, by province or state or country and street address, of all real property owned or leased by the Corporation or any of its Subsidiaries.  The Corporation and each of the Subsidiaries is the absolute beneficial owner of, and has good and marketable title, free of all Encumbrances and other charges except for Permitted Encumbrances, to, all the material assets owned by it and used in connection with its business.

(k)

Financial Matters.  The audited consolidated financial statements of the Corporation and notes thereto as at and for the year ended December 31, 2006 present fairly, in all material respects, the consolidated financial position of the Corporation as at the dates indicated and the results of its operations and changes in its financial position for the periods specified and reflect all material liabilities (absolute, accrued, contingent or otherwise) of the Corporation as of the dates thereof and such financial statements have been prepared in conformity with Canadian generally accepted accounting principles applied, except as otherwise stated therein, on a consistent basis.  Since December 31, 2006, there has been no material adverse change in the business, operations, or condition of the Corporation, financial or otherwise except as publicly disclosed.

(l)

Share Capital.  The authorized capital of the Corporation consists of 100 million common shares and 50 million preferred shares, issuable in series, of which 44,781,445 common shares and nil preferred shares were issued and outstanding as at the close of business on September 26, 2007, and no issuances have been made since such date except for issuances on exercise of then outstanding rights to convert or exchange.

(m)

Environmental Matters.

(i)

None of the Corporation or any Subsidiary has emitted, discharged, deposited or released or caused or permitted to be emitted, discharged, deposited or released, any Hazardous Substances on or to any of its premises, or in connection with the operation of its business, except in compliance with Environmental Law.

(ii)

None of the Corporation or any Subsidiary has permitted any of its premises to be used for the disposal of any Hazardous Substance.

(iii)

There are no Environmental Permits required by the Corporation or any Subsidiary in connection with its business.

(iv)

There are no proceedings against or involving the Corporation or any Subsidiary either in progress, pending or, to the knowledge of the

Corporation, threatened which allege the violation of, or non-compliance with, any Environmental Law.

(v)

The operations of the Corporation and any Subsidiary are in compliance with all Environmental Laws.

(vi)

No Environmental Actions have been asserted against any facilities that may have received Hazardous Substances generated by the Corporation or any Subsidiary or any predecessor in interest which could reasonably be expected to result in a Material Adverse Effect.

(vii)

None of the Corporation or any Subsidiary has failed to report to the proper Governmental Authority the occurrence of any Release which is required to be so reported by any Environmental Laws which could reasonably be expected to result in a Material Adverse Effect;

(viii)

None of the Corporation or any Subsidiary has received any notification pursuant to any Environmental Laws that (A) any work, repairs, construction or Capital Expenditures are required to be made in respect of any of its properties as a condition of continued compliance with any Environmental Laws, or any license, permit or approval issued pursuant thereto or (B) any license, permit or approval referred to above is about to be reviewed, made subject to limitations or conditions, revoked, withdrawn or terminated, in each case, except as could not reasonably be expected to result in a Material Adverse Effect

(n)

Assets in Good Condition.  All the material physical assets of the Corporation and each Subsidiary are in good operating condition and in a state of good maintenance and repair subject to the usual wear and tear for assets of that age.

(o)

Licences and Agreements.  Each of the material licenses and agreements pursuant to which the Corporation or any Subsidiary is a party is in good standing and in full force and effect, and none of the Corporation or any Subsidiary or, to the best of the knowledge, information and belief of the Corporation, after due enquiry, any other party thereto is in breach of any material covenants, conditions or obligations contained therein.

(p)

Tax Matters.  Except as set forth in Schedule 7(p) “Tax Matters”, (i) the Corporation and each of the Subsidiaries has filed or caused to be filed all tax returns required to be filed in all applicable jurisdictions and has paid all Governmental Charges, (ii) there are no proceedings in progress, pending or, to the knowledge of the Corporation, threatened in respect of any Governmental Charges and, in particular, there are no currently outstanding reassessments or written enquiries that have been issued or raised by any governmental authority relating to any Governmental Charges, and (iii) the Corporation and each of the Subsidiaries has withheld or collected and remitted all amounts required to be withheld or collected and remitted by them in respect of any Governmental Charges.

(q)

Insurance.  All physical assets of the Corporation and each of the Subsidiaries are adequately insured and the Corporation and each of the Subsidiaries maintain (i) insurance to such extent and against such risks, including fire, as is customary for Persons in the same or similar businesses, (ii) worker’s compensation insurance in the amount required by applicable law, (iii) public liability insurance, which shall include product liability insurance, in the amount customary for Persons in the same or similar business against claims for personal injury or death on properties owned, occupied or controlled by it, and (iv) such other insurance as may be required by law or as may be reasonably required by the Purchaser (including against theft, embezzlement or other criminal misappropriation).  None of the Corporation or any Subsidiary is in default with respect to any of the material provisions contained in any current insurance policy, and none of them has failed to give any notice or pay any premium or present any unsettled claim under any current insurance policy in a due and timely fashion, and no claim has been made under any insurance policy by the Corporation, its Subsidiaries or any officer or director thereof (past or present directors) in the preceding three years.  The Corporation has directors and officers liability and corporate reimbursement insurance (the “D&O Policy”) with responsible insurers in accordance with acceptable industry standards for coverage in the amount of $3,000,000.  None of the Corporation, its Subsidiaries or any officer or director thereof has any reason to believe that any existing insurance policy of the Corporation or its Subsidiaries will not be renewed by the applicable insurance company on said policy’s renewal date, including but not limited to, the Corporation’s D&O Policy.  The particulars of all such insurance are summarized on Schedule 7(q) “Insurance”.

(r)

Intellectual Property.

(i)

All registrations with, and applications to, governmental authorities in respect of the Intellectual Property are valid and in full force and effect and are not subject to the payment of any taxes or maintenance fees or the taking of any other actions by the Corporation to maintain their validity or effectiveness, other than routine filings and payments applicable to registrations of that kind. The Intellectual Property is owned by, or licensed to, the Corporation and the Subsidiaries, as the case may be, and the Corporation and the Subsidiaries have the right to use the Intellectual Property.

(ii)

There are no restrictions on the direct or indirect transfer or assignment of any of the Intellectual Property that is material to the business of the Corporation or any of its Subsidiaries.

(iii)

No licences or sublicenses have been granted by the Corporation or any of the Subsidiaries to third parties permitting the use of any Intellectual

Property except customer agreements nor, except through such customer agreements, is there any obligation on the part of the Corporation or any of the Subsidiaries to enter into a licence or sublicense with a third party to permit such third party to use any of its Intellectual Property.

(iv)

No notice has been received by the Corporation or any of its Subsidiaries that its rights to the Intellectual Property are invalid or unenforceable or that any infringement or misappropriation thereof, in whole or in part, by any Person has occurred, and no legal proceedings alleging infringement have been initiated or, to the knowledge of the Corporation, threatened.

(v)

The conduct of the business of the Corporation and each of the Subsidiaries does not infringe in any material respect the intellectual property rights of any Person.

(vi)

All of the employees, consultants and independent contractors employed or engaged by the Corporation and any of the Subsidiaries have acknowledged and agreed in writing that (A) all proprietary rights, patent rights, copyrights, trade secrets, information and any other intellectual or industrial proprietary rights relating to the business and operations of the Corporation and the Subsidiaries, including without limitation the Intellectual Property and the Technology, which are developed or conceived during their employment or engagement by the Corporation or any Subsidiary is the sole property of the Corporation or the applicable Subsidiary, as applicable, and (B) any invention, discovery, trade secret, improvement or procedure that relates to the business of the Corporation and the Subsidiaries is the sole property of the Corporation or the applicable Subsidiary, as applicable (including all related intellectual property rights) and is assigned to the Corporation or the applicable Subsidiary, as applicable, and any moral right such Person may have to such discovery, invention, trade secret, improvement or procedure is waived.

(vii)

Set forth on Schedule 7(r) “Intellectual Property” is a complete and accurate list of all such material licenses, permits, patents, patent applications, trademarks, trademark applications, service marks, tradenames, copyrights, copyright applications, franchises, authorizations, non-governmental licenses and permits and other intellectual property rights of the Corporation and its Subsidiaries.

(s)

Technology.  Except as listed in Schedule 7(s) “Technology” and except for individual elements of the Technology which may be in the public domain (such as the text of relevant statutes and regulations), the Corporation and the Subsidiaries own all equitable and legal rights in and to the Technology. All material elements of the Technology are protectable under the copyright laws, patent laws, or laws addressing protection of trademarks, trade secrets, and similar confidential information and materials of Canada and the United States and, in the case of elements of the Technology protected or protectable by copyright, patent, or trademark have been registered in the Canadian and U.S. copyright, patent, or trademark offices. No author of any element of the Technology has asserted or threatened to assert any moral rights therein.  None of the Corporation or any Subsidiary has taken any action, and the Corporation is aware of no facts, which would cause any element of the Technology to have entered the public domain.

(t)

Permits, Registrations and Elections.  The Corporation and each of the Subsidiaries holds all permits (including, without limitation, all Environmental Permits), licenses, approvals, consents, authorizations, registrations, certificates and franchises of governmental agencies or regulatory bodies required to own its properties and assets and to carry on its business (collectively, the “Permits”).  All the Permits are in full force and effect; the Corporation and each of the Subsidiaries are in compliance in all material respects with all the terms and conditions relating to the Permits; and there are no proceedings in progress, pending or, to the knowledge of the Corporation, threatened that may result in revocation, cancellation, suspension, rescission or any adverse modification of any of the Permits nor, to the knowledge of the Corporation, are there any facts upon which proceedings could reasonably be based.

(u)

Compliance with Laws and Litigation.

(i)

The Corporation and each of the Subsidiaries is conducting its business in compliance with all applicable laws, regulations, by-laws and ordinances  (including, without limitation, all Environmental Law) of each jurisdiction in which its business is carried on;

(ii)

There is no court, administrative, regulatory or similar proceeding (whether civil, quasi-criminal or criminal); arbitration or other dispute settlement procedure; investigation or enquiry by any governmental, administrative, regulatory or similar body; or any similar matter or proceeding (collectively, “Proceedings”) against or involving the Corporation, any Subsidiary or any of their officers or directors (whether in progress, pending or, to the knowledge of the Corporation after due inquiry, threatened); no event or events have occurred that might give rise to any Proceedings against or involving the Corporation, any Subsidiary or any of their officers or directors and the Corporation is not aware of any existing grounds on which such Proceedings might be commenced and there is no judgment, decree, injunction, rule, award or order of any court, government department, board, commission, agency, arbitrator or similar body outstanding against the Corporation, any Subsidiary or any of their officers or directors.

(v)

Material Facts Disclosed.  The Corporation has disclosed to the Purchaser all agreements, instruments and corporate or other restrictions to which it or any of the Subsidiaries is subject, and all other matters known to it, that, individually or in the aggregate, could reasonably be expected to result in a Material Adverse Effect.  None of the statements, documents, certificates or other items prepared or supplied by the Corporation or any Subsidiary to the Purchaser with respect to the transactions contemplated hereby contains an untrue statement of a material fact, or fails to disclose a fact that is necessary to be made in order for any material statement not to be misleading (in each case as of the date such statement is made or document, certificate or other item dated).

(w)

Reporting Issuer Status.  The Corporation is a reporting issuer (or its equivalent) in good standing in the United States and the provinces of British Columbia and Alberta, and no material change relating to the Corporation has occurred with respect to which the requisite material change report (or its equivalent) has not been filed under applicable Securities Laws and no such disclosure is currently on file with the securities commissions of such jurisdictions on a confidential basis.

(x)

Filings, etc.  All press releases, material change reports, financial statements and other documents filed by, or on behalf of, the Corporation with the SEC and the Canadian provincial securities regulatory authorities during the last three years were, at the respective dates of such filings, true and correct in all material respects and collectively provide disclosure of all material facts relating to the Corporation required to be disclosed in accordance with applicable Securities Laws and each such document did not contain any misrepresentation as of the respective dates of such filings.

(y)

Shareholder Agreements.  The Corporation is not aware of any agreements, arrangements or understandings among or between any shareholders of the Corporation with respect to the Corporation or the voting or disposition of any shares.

(z)

Directors Agreements.  To the best knowledge of the Corporation after due inquiry there are no agreements, arrangements or understandings among or between any directors of the Corporation with respect to the Corporation.

(aa)

No Rights to Acquire Securities.  Except as disclosed in Schedule 7(aa) “Rights to Acquire Securities” and in the Corporation’s most recently publicly disclosed financial statements (for greater clarity, respecting the year ended December 31, 2006), no person has any agreement or option, or right or privilege (whether pre-emptive or contractual) capable of becoming an agreement for the purchase, subscription or issuance of any of the unissued shares, securities, warrants (including convertible securities or warrants) of the Corporation or any Subsidiary, except options granted since December 31, 2006 under the Corporation’s stock option plan.  The particulars of all such agreements are disclosed on Schedule 7(aa) “Rights to Acquire Securities”.

(bb)

No Rights to Provide Financial Advisory Services.  No person has any agreement or option, or right or privilege (whether pre-emptive or contractual) capable of becoming an agreement for the provision of financial advisory services to the Corporation.

(cc)

No Suspension of Trading.  No order preventing or suspending trading in any securities of the Corporation or prohibiting the issue and sale of securities by the Corporation has been issued and no such proceedings for such purposes are pending or, to the best of the knowledge of the Corporation, threatened.

(dd)

Indebtedness.  Other than as specified on Schedule 7(dd) “Indebtedness”, neither the Corporation nor any of its Subsidiaries has incurred any Indebtedness.

(ee)

Confirmation of Nominee to Board of Directors.  At the Closing Time, the Quorum Nominee shall have been duly confirmed as a director of the Corporation.

(ff)

Customers.  Except as listed on Schedule 7(ff) “Customers”, the Corporation and its Subsidiaries have no customers that accounted for greater than 5% of its consolidated revenue during the year ended December 31, 2006 (a “Material Customer”).  Management of the Corporation and its Subsidiaries is not aware of any threatened termination or significant adverse change to any of the existing arrangements with any Material Customer.

(gg)

No Material Adverse Effect.  No Material Adverse Effect could reasonably be expected to have occurred in the business or affairs of the Corporation or any of the Subsidiaries since December 31, 2006, except as has been previously disclosed to the Purchaser (if any).

(hh)

Borrowed Funds.  Other than unsecured trade payables incurred in the ordinary course of business or as specified on Schedule 7(dd) “Indebtedness”, at the date hereof the Corporation and the Subsidiaries have not borrowed any funds from any person.

(ii)

Inactive Subsidiaries.  Other than Visiphor (U.S.) Corporation and Sunaptic Solutions International, Inc., the Corporation has no Subsidiaries that are inactive, shell companies with no assets.

(jj)

[Intentionally Deleted]

(kk)

ERISA.  None of Corporation, any of its Subsidiaries, or any of their respective ERISA Affiliates maintains or contributes to any Benefit Plan, Canadian Benefit Plans, or Canadian Pension Plans.

(ll)

No Change of Control.  The entering into of the Debenture does not cause any change of control provisions contained in any of the Corporation's agreements to become applicable.

(mm)

Adverse Agreements, Etc.  Neither the Corporation nor any of its Subsidiaries is a party to any agreement or instrument, or subject to any charter, limited liability company agreement, partnership agreement or other corporate, partnership or limited liability company restriction or any judgment, order, regulation, ruling or other requirement of a court or other Governmental Authority, which has, or could reasonably be expected to result in, a Material Adverse Effect.

(nn)

Operating Lease Obligations.  The Corporation and its Subsidiaries do not have any Operating Lease Obligations other than the Operating Lease Obligations set forth on Schedule 7(nn) “Operating Lease Obligations”.

(oo)

Location of Bank Accounts.  Schedule 7(oo) “Location of Bank Accounts” sets forth a complete and accurate list as of the date hereof of all deposit, chequing and other bank accounts, all securities and other accounts maintained with any dealer and all other similar accounts maintained by the Corporation and its Subsidiaries, together with a description thereof (i.e., the bank or dealer at which such deposit or other account is maintained and the account number and the purpose thereof).

(pp)

Employee and Labour Matters.  There is (i) no unfair labour practice complaint pending or, to the knowledge of the Corporation or any of its Subsidiaries, threatened against the Corporation or any of its Subsidiaries before any Governmental Authority and no grievance or arbitration proceeding pending or threatened against the Corporation or any of its Subsidiaries which arises out of or under any collective bargaining agreement, (ii) no strike, labour dispute, slowdown, stoppage or similar action or grievance pending or threatened against the Corporation or any of its Subsidiaries or (iii) to the knowledge of the Corporation and its Subsidiaries, no union representation question existing with respect to the employees of the Corporation or any of its Subsidiaries and no union organizing activity taking place with respect to any of the employees of the Corporation or any of its Subsidiaries.  The hours worked and payments made to employees of the Corporation or any of its Subsidiaries have not been in violation of the Employment Standards Act (British Columbia), the Fair Labor Standards Act or any other applicable legal requirements, except to the extent such violations could not, individually or in the aggregate, reasonably be expected to result in a Material Adverse Effect.  All material payments due from the Corporation or any of its Subsidiaries on account of wages and employee health and welfare insurance and other benefits have been paid or accrued as a liability on the books of the Corporation or the applicable Subsidiary, except where the failure to do so could not, individually or in the aggregate, reasonably be expected to result in a Material Adverse Effect.

(qq)

Separate Existence.

(i)

All customary formalities regarding the separate existence of the Corporation and its Subsidiaries have been at all times since its formation observed;

(ii)

Each of the Corporation and its Subsidiaries has at all times since its formation accurately maintained its financial statements, accounting records and other organizational documents separate from those of any Affiliate of the Corporation and any other Person.  Each of the Corporation and its Subsidiaries has not at any time since its formation commingled its assets with those of any of its Affiliates or any other Person.  Each of the Corporation and its Subsidiaries has at all times since its formation accurately maintained its own bank accounts and separate books of account;

(iii)

Each of the Corporation and its Subsidiaries has at all times since its formation paid its own liabilities from its own separate assets;

(iv)

Each of the Corporation and its Subsidiaries has at all times since its formation identified itself in all dealings with the public, under its own name and as a separate and distinct Person.  Each of the Corporation and its Subsidiaries has not at any time since its formation identified itself as being a division or a part of any other Person.

(rr)

Name, Jurisdiction of Organization; Chief Place of Business; Chief Executive Office.  Schedule 7(rr) “Name; Jurisdiction of Organization; Chief Place of Business; Chief Executive Office” sets forth a complete and accurate list as of the date hereof of (i) the exact legal name of the Corporation and its Subsidiaries, (ii) the jurisdiction of organization of the Corporation and its Subsidiaries (and any organizational identification number or federal employer identification number, if applicable), (iii) each place of business of the Corporation and its Subsidiaries, (iv) the chief executive office of the Corporation and its Subsidiaries.

(ss)

Tradenames.  Schedule 7(ss) “Tradenames” hereto sets forth a complete and accurate list as of the date hereof of all tradenames used by the Corporation and its Subsidiaries.

(tt)

Security Interests.  Each Loan Document creates in favor of the Purchaser, a legal, valid and enforceable security interest in the Collateral covered thereby.  Pursuant to the filing of the financing statement described in Schedule 7(tt) “Security Interests”, such security interests in and Encumbrances on the Collateral granted thereby are perfected security interests (subject to Permitted Encumbrances), and no further recordings or filings are or will be required in connection with the creation, perfection or enforcement of such security interests and Encumbrances.

(uu)

Schedules.  All of the information which is required to be scheduled to this Agreement is set forth on the Schedules attached hereto, is correct and accurate and does not omit to state any information material thereto.

(vv)

Subsidiaries.  Schedule “C” “Subsidiaries” is a complete and correct description of the name, jurisdiction of incorporation and ownership of the outstanding Capital Stock of each Subsidiary of the Corporation.  All of the issued and outstanding shares of Capital Stock of such Subsidiaries have been validly issued and are fully paid and non-assessable, and the holders thereof are not entitled to any preemptive, first refusal or other similar rights.  Except as indicated on such Schedule, all such Capital Stock is owned by the Corporation or one or more of its wholly-owned Subsidiaries, free and clear of all Encumbrances.  Other than as set out in Schedule 7(aa), there are no outstanding debt or equity securities of the Corporation or any of its Subsidiaries and no outstanding obligations of the Corporation or any of its Subsidiaries that are convertible into or exchangeable for, warrants, options or other rights for the purchase or acquisition of securities from the Corporation or any of its Subsidiaries, or other obligations of any Subsidiary to issue, directly or indirectly, any shares of Capital Stock of any Subsidiary of the Corporation.

8.

Covenants of the Corporation

The Corporation hereby covenants to and with the Purchaser that it will:

(a)

fulfill all legal requirements to permit the creation, issuance, offering and sale of the Debenture as contemplated in this Subscription Agreement including, without limitation, compliance with applicable Securities Laws to enable the Debenture to be offered for sale and sold to the Purchaser without the necessity of filing a prospectus;

(b)

for at least as long as (i) the Obligations remain outstanding, propose the Quorum Nominee, and (ii) any period that the Purchaser holds at least 5% of the shares of the Corporation, propose the Quorum Nominee, in each case for nomination for election to the Board of Directors at any meeting of shareholders electing directors, solicit proxies for the election of such nominee and promptly facilitate the appointment of any replacement Quorum Nominee designated by the Purchaser to the Board of Directors;

(c)

forthwith after Closing, file such documents as may be required under applicable Securities Laws and requirements of the TSXV and any other securities regulatory authorities relating to the private placement of the Debenture which, without limiting the generality of the foregoing, shall include the filing of Form 45-106Fl as prescribed by National Instrument 45-106;

(d)

fulfill and comply with the covenants contained in the Debenture;

(e)

ensure that the Purchaser is noted as a named insured or loss payee on all policies of insurance held by the Corporation and ensure that all such policies remain in good standing and provide the Purchaser with notice of any claim under any insurance policy at the same time that such notice is provided to its insurance company, until such date as the Obligations have been paid in full; and

(f)

arrange and maintain in force directors’ and officers’ liability insurance coverage in an amount satisfactory to the Purchaser.

9.

Reliance Upon Representations, Warranties and Covenants of Corporation

The Corporation acknowledges that its representations, warranties and covenants contained in this Subscription Agreement are made with the intent that they may be relied upon by the Purchaser in purchasing the Debenture hereunder. The Corporation further agrees that by delivering the Debenture to the Purchaser, the Corporation shall be representing and warranting that the foregoing representations and warranties are true as at the Closing Time with the same force and effect as if they had been made by the Corporation at the Closing Time.

10.

Conditions of Closing

The obligation of the Purchaser to purchase the Debenture at the Closing shall be subject to the Purchaser having completed its due diligence of the Corporation to its sole satisfaction up to and including the Closing Time, and having received at the Closing Time:

(a)

favourable legal opinions, in form and substance satisfactory to the Purchaser, acting reasonably, dated the Closing Date, from Lang Michener LLP, counsel for the Corporation and its Subsidiaries addressing, among other things (without limitation) the due authorization of the Debenture and related instruments and agreements, the enforceability (subject to customary limitations) of the Debenture, the Loan Documents, the validity of the security interests created by the Purchaser and all related instruments and agreements, the prospectus exempt nature of the issuance of the Debenture and the first trade of such securities;

(b)

executed Loan Documents, in each case in form and substance satisfactory to the Purchaser, acting reasonably;

(c)

certificates dated the Closing Date, signed by appropriate officers of the Corporation and the Subsidiaries, as applicable, on behalf of the Corporation and the Subsidiaries and not in their personal capacities, addressed to the Purchaser and its counsel, with respect to the articles and by-laws of the Corporation and the Subsidiaries, as applicable, all resolutions of the directors of the Corporation and the Subsidiaries, as applicable, and other corporate action relating to this Subscription Agreement and to the creation, allotment, issuance and sale of the Debenture, and with respect to such other matters as the Purchaser may reasonably request;

(d)

if applicable, a certificate or certificates dated the Closing Date and executed on behalf of the Corporation and not in their personal capacities by two Senior Officers addressed to the Purchaser and its counsel certifying, to the best of the information, knowledge and belief of the persons so signing, after having made due inquiry, that:

(i)

the representations and warranties of the Corporation contained in this Subscription Agreement are true and correct as of the Closing Date with the same force and effect as if made at and as of the Closing Time after giving effect to the transactions contemplated by this Subscription Agreement;

(ii)

the Corporation has duly complied in all material respects with all of the terms and conditions of this Subscription Agreement on its part to be complied with up to the Closing Time;

(iii)

the Corporation has obtained all required approvals and authorizations for the issuance of the Debenture and the Loan Documents, including without limitation the approval of the TSXV if applicable;

(iv)

no material adverse change has occurred in the business or affairs of the Corporation or any of the Subsidiaries since December 31, 2006 except as disclosed to the Purchaser;

(e)

confirmation from the Board of Directors of the appointment of the Quorum Nominee to the Board of Directors for the term of the Debenture and during any period that the Purchaser holds at least 5% of the shares of the Corporation, and confirmation of such director’s compensation (including travel costs) in an amount satisfactory to the Purchaser;

(f)

payment from the Corporation of prepaid interest under the Debenture;

(g)

confirmation from the Purchaser that the transaction fee of 3% of the principal amount of the Debenture (plus GST) has been paid to QFC 1 LP; and

(h)

such other matters as the Purchaser may reasonably request.

11.

Indemnification

The parties to this Subscription Agreement hereby agree as follows:

(a)

Indemnification by the Corporation. The Corporation agrees to indemnify and hold the Purchaser, its directors, officers, employees, agents, representatives and the Purchaser’s affiliates and their respective directors, officers, employees, agents and representatives harmless in respect of any Liabilities and Costs which may be made or brought against an Indemnified Party or which it may suffer or incur as a result of, in respect of or arising out of:

(i)

any breach by the Corporation of any of its covenants or agreements in this Subscription Agreement or the Loan Documents;

(ii)

any failure of the Corporation to perform any of its obligations in this Subscription Agreement or the Loan Documents; or

(iii)

any breach of any warranty or the inaccuracy of any representation of the Corporation contained or referred to in this Subscription Agreement, or any certificate delivered by or on behalf of the Corporation pursuant hereto or thereto;

which indemnification obligation shall continue in full force and effect for the benefit of the Purchaser for the periods set forth in Section 11(i).

(b)

Indemnification by the Purchaser. The Purchaser agrees to indemnify and hold harmless the Corporation, its successors and assigns, from and against any and all Liabilities and Costs suffered or incurred by any such Person and arising from or in connection with:

(i)

any breach by the Purchaser of any of its covenants or agreements in this Subscription Agreement or the Loan Documents;

(ii)

any failure by the Purchaser to perform any of its obligations in this Subscription Agreement or the Loan Documents; or

(iii)

any breach of any warranty or the inaccuracy of any representation of the Purchaser contained or referred to in this Subscription Agreement or in any certificate delivered by or on behalf of the Purchaser pursuant hereto or thereto;

which indemnification obligation shall continue in full force and effect for the benefit of the Corporation for the periods set forth in Section 11(j).

(c)

Notice of Claims. If an Indemnified Party becomes aware of a claim in respect of which indemnification is provided for pursuant to Section 11(a) or Section 11(b), as the case may be, the Indemnified Party shall promptly give written notice of the claim to the Indemnifying Party. Such notice shall specify whether the claim arises as a result of a claim by a Person against the Indemnified Party (a “Third Party Claim”) or whether the claim does not so arise (a “Direct Claim”), and shall also specify with reasonable particularity (to the extent that the information is available):

(i)

the factual basis for the claim; and

(ii)

the amount of the claim, if known.

Notwithstanding the foregoing, the failure of the Indemnified Party to provide notice in the manner specified in this Section 11(c) shall not reduce the obligations of the Indemnifying Party under this Section 11 in respect of any Liabilities and Costs incurred by the Indemnified Party, except, where as a result of such failure to give prompt notice (A) the Indemnifying Party does not receive notice of any Third Party Claim or Direct Claim in time to reasonably contest the determination of any liability susceptible to being contested; or (B) the Liabilities and Costs suffered by the Indemnified Party and for which the Indemnifying Party is responsible hereunder are materially increased, the Indemnifying Party shall be entitled to set off against the amount claimed by the Indemnified Party the amount of any Liabilities or Costs incurred by the Indemnifying Party resulting from the Indemnified Party’s failure to give such notice on a timely basis.

(d)

Direct Claims. In the case of a Direct Claim, the Indemnifying Party shall have 60 days from receipt of notice of the Direct Claim within which to make such investigation of the Direct Claim as the Indemnifying Party considers necessary or desirable.  For the purpose of such investigation, the Indemnified Party shall make available to the Indemnifying Party the information relied upon by the Indemnified Party to substantiate the Direct Claim, together with all such other information as the Indemnifying Party may reasonably request.  If both parties agree at or before the expiration of such 60 day period (or any mutually agreed upon extension thereof) to the validity and amount of such Direct Claim, the Indemnifying Party shall immediately pay to the Indemnified Party the full agreed upon amount of the Direct Claim, failing which the matter shall be referred to binding arbitration in such manner as the parties may agree or shall be determined by a court of competent jurisdiction.

(e)

Third Party Claims. In the case of a Third Party Claim, the Indemnifying Party shall have the right, at its expense, to participate in but not control the negotiation, settlement or defence of the Third Party Claim, which control, subject to Section 11(f), shall rest at all times with the Indemnified Party, unless:

(i)

the Indemnifying Party irrevocably acknowledges in writing complete responsibility for, and agrees to indemnify the Indemnified Party in respect of, any Liabilities and Costs the Indemnified Party may suffer resulting from, arising out of, relating to, in the nature of or caused by the Third Party Claim;

(ii)

the Indemnifying Party furnishes evidence to the Indemnified Party which is satisfactory to the Indemnified Party of its financial ability to indemnify the Indemnified Party;

(iii)

the Third Party Claim involves only money damages and does not seek an injunction or other equitable relief;

(iv)

settlement of, or an adverse judgment with respect to, the Third Party Claim, is not, in the good faith judgment of the Indemnified Party, likely to establish a precedential custom or practice materially adverse to the continuing business interests of the Indemnified Party; and

(v)

the Indemnifying Party conducts the defence of the Third Party Claim actively and diligently;

in which case the Indemnifying Party may assume such control through counsel of its choice and at its expense. The Indemnified Party shall continue to have the right to participate in the negotiation, settlement and defence of such Third Party Claim and to retain counsel to act on its behalf, and the reasonable fees and disbursements of such counsel shall be paid by the Indemnifying Party. The Indemnifying Party shall have reasonable access to the books and records of the Corporation and the Subsidiaries as they were at the Closing Date in order to conduct the defense of the Third Party Claim, but only for the purpose of such defense and only if the Indemnifying Party is in compliance with all of the provisions of this Section 11(e). If the Indemnifying Party, having elected to assume such control, thereafter fails to defend the Third Party Claim within a reasonable time, the Indemnified Party shall be entitled to assume such control and the Indemnifying Party shall be bound by the results obtained by the Indemnified Party with respect to such Third Party Claim.

(f)

Settlement of Third Party Claims. If the Indemnifying Party fails to assume control of the defence of any Third Party Claim, the Indemnified Party shall have the exclusive right to contest, settle or pay the amount claimed. Whether or not the Indemnifying Party assumes control of the negotiation, settlement or defence of any Third Party Claim, the Indemnifying Party shall not settle any Third Party Claim without the written consent of the Indemnified Party, which consent shall not be unreasonably withheld or delayed.

(g)

Interest on Claims. The amount of any Claim submitted under Section 11(a) or Section 11(b) as damages or by way of indemnification shall bear interest, from and including the date that the notice of such claim is received under Section 11(c) at the rate of 8% per annum calculated from and including such date to but excluding the date reimbursement of such Claim by the Indemnifying Party is made, and the amount of such interest shall be deemed to be part of such Claim.

(h)

Limitation of the Indemnifying Party’s Obligation to Indemnify. An Indemnifying Party’s obligation to indemnify pursuant to Section 11(a) and Section 11(b), shall be subject to the following limitations:

(i)

the Indemnifying Party shall not be liable to indemnify the Indemnified Party to the extent that the Liabilities and Costs which are the subject of a claim for indemnity have been satisfied by any other Person, or otherwise recovered by the Indemnified Party from any other Person; and

(ii)

the Indemnifying Party shall not be liable for any incidental, punitive, special, consequential, indirect or economic losses (other than the loss of accrued interest which is in arrears at the time of the indemnity claim) of the Indemnified Party relating to any claim for indemnity including, without limitation, loss of profits, failure to realize expected savings or other commercial losses of any kind arising out of or in connection with the completion of the transactions contemplated by the Subscription Agreement.

(i)

Survival of Representations, Warranties and Covenants of the Corporation. All representations, warranties and covenants contained in this Subscription Agreement or any certificate delivered by or on behalf of the Corporation or its Subsidiaries pursuant hereto or thereto in favour of the Purchaser, shall survive the Closing of the purchase and sale of the Debenture and the repayment of the Debenture herein and therein provided for and, notwithstanding such completion of such transaction and/or repayment of the Debenture, or any subsequent disposition of the Debenture by the Purchaser, or any and all due diligence or investigations made by or on behalf of the Purchaser:

(i)

the representations and warranties of the Corporation and its Subsidiaries relating to the tax liability of the Corporation and/or its Subsidiaries including, without limiting the generality of the foregoing, those set forth in Section 7(jj) hereof, shall, unless such representations and warranties prove to be false as a result of any misrepresentation made or fraud committed in the filing of returns or supplying information for the purposes of the Tax Act or any other legislation imposing tax on the Corporation or its Subsidiaries (in which case no time limit shall apply), continue in full force and effect for the benefit of the Purchaser until the later of:

(A)

two (2) years following the Closing Date; or

(B)

one hundred and twenty (120) days after the expiration of the last of the limitation periods contained in:

(1)

the Tax Act; or

(2)

any other legislation imposing tax on the Corporation or its Subsidiaries, subsequent to the expiration of any assessment, reassessment or other form of recognized document assessing liability for tax, interest or penalties thereunder for any period ending on or prior to the Closing Date cannot be issued to the Corporation or its Subsidiaries; and

(ii)

all other such representations and warranties of the Corporation and its Subsidiaries shall continue in full force and effect for the benefit of the Purchaser for a period ending on the earlier of (A) the Maturity Date and (B) repayment in full of the Debenture, provided that such representations and warranties survive indefinitely with respect to any matter regarding the Corporation or its Subsidiaries’ existence and any other matter giving rise to an allegation of fraud.

(j)

Survival of Representations, Warranties and Covenants of Purchaser. All representations, warranties and covenants of the Purchaser contained in this Subscription Agreement in favour of the Corporation and its Subsidiaries, shall survive the Closing of the purchase and sale of the Debenture and the repayment of the Debenture herein and therein provided for and, notwithstanding the completion of such transactions and/or repayment of the Debenture, or any subsequent disposition of the Debenture by the Purchaser, or any and all due diligence or investigations made by or on behalf of the Corporation or its Subsidiaries, all such representations and warranties of the Purchaser shall continue in full force and effect for the benefit of the Corporation and its Subsidiaries for a period ending on the earlier of (i) five (5) years from the Closing Date and (ii)  repayment in full of the Debenture, provided that such representations and warranties survive indefinitely regarding any matter with respect to the existence of the Purchaser or giving rise to an allegation of fraud.

(k)

Survival of Indemnification. Where an Indemnified Party makes a written claim or claims pursuant to Section 11(a) or Section 11(b), as applicable, within the time period applicable to such claim or claims pursuant to Section 11(i) or Section 11(j), as applicable, the right to indemnification in respect of such claim or claims shall, notwithstanding Section 11(i) or Section 11(j), continue in full force and effect until the claim is finally settled or adjudicated and all payments to be made in respect of any settlement or adjudication have been made.

12.

Costs

All fees and disbursements of counsel for the Corporation and the reasonable fees and disbursements of counsel for the Purchaser relating to the offering and sale of the Debenture shall be borne by the Corporation, and the Corporation shall take all necessary steps to ensure that such fees and disbursements are deducted from the proceeds otherwise payable to the Corporation at closing. In addition, the Corporation agrees to pay any applicable finder’s fees related to the offering and sale of the Debenture provided that such finders were engaged by the Corporation and not by any other party.

13.

Currency

Unless otherwise specified herein, all amounts in this Subscription Agreement are in Canadian dollars.

14.

Governing Law

This Subscription Agreement is governed by the laws of the Province of Ontario and the federal laws of Canada applicable therein. The Purchaser irrevocably attorns to the jurisdiction of the courts of the Province of Ontario.

15.

Assignment

This Subscription Agreement is not transferable or assignable by the parties hereto to any Person.

16.

Facsimile Subscription, Counterparts

The Corporation shall be entitled to rely on delivery by facsimile of an executed copy of this Subscription Agreement and acceptance by the Corporation of that delivery shall be legally effective to create a valid and binding agreement between the Purchaser and the Corporation in accordance with the terms of this Subscription Agreement. This Subscription Agreement may be executed in counterparts, each of which shall be deemed to be an original and all of which shall constitute one and the same document.

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ACCEPTANCE

The above-mentioned Subscription Agreement is hereby accepted and agreed to by Visiphor Corporation.

DATED the 28th day of September, 2007.

VISIPHOR CORPORATION

Per:

/s/ Roy Trivett

Name:

Roy Trivett

Title:

Chief Executive Officer

SCHEDULE “A”

DEFINED TERMS

All capitalized terms used herein and not defined herein shall have the respective meanings ascribed thereto in the Debenture.  The following terms used in the Subscription Agreement have the following meanings:

“Board of Directors” means the board of directors of the Corporation;

“Claim” means a Direct Claim or a Third Party Claim;

“Closing” has the meaning ascribed thereto in Section 3;

“Closing Date” has the meaning ascribed thereto in Section 3.

“Closing Time” has the meaning ascribed thereto in Section 3;

“Corporation” means Visiphor Corporation;

“Debenture” means the secured debenture of the Corporation in the form of Schedule “B”;

“Direct Claim” has the meaning ascribed thereto in Section 11(c);

“Financial Statements” means the audited consolidated balance sheet of the Corporation and its Subsidiaries for the Fiscal Year ended December 31, 2006, and the related consolidated statements of operations, shareholders’ equity and cash flows for the Fiscal Year then ended;

“Governmental Charges” means all taxes, levies, assessments, reassessments and other charges together with all related penalties, interest and fines, due and payable to any domestic or foreign government (federal, provincial, municipal or otherwise) or to any regulatory authority, agency, commission or board of any domestic or foreign government, or imposed by any court or any other law, regulation or rulemaking entity having jurisdiction in relevant circumstances if failure to pay could reasonably be expected to have a material adverse effect on the Corporation;

“Indemnified Party” means a Person whom the Corporation or the Purchaser, as the case may be, has agreed to indemnify under Section 11;

“Indemnifying Party” means, in relation to an Indemnified Party, the party to this Subscription Agreement which has agreed to indemnify that Indemnified Party under Section 11;

“Liabilities and Costs” means all liabilities, obligations, responsibilities, losses, damages, costs and expenses (including, without limitation, attorney, expert and consulting fees and costs of investigation and feasibility studies), fines, penalties and monetary sanctions, interest, direct or indirect, absolute or contingent, past, present or future;

- ii -

“Permits” has the meaning ascribed thereto in Section 7(s);

“Proceedings” has the meaning ascribed thereto in Section 7(u);

“Purchaser” means the Person named as “Purchaser” on the face page of this Subscription Agreement;

“Quorum Nominee” means the person nominated by the Purchaser as a director of the Corporation and any replacement thereof;

“Securities” means the Debenture;

“Securities Laws” means the securities legislation and the regulations, rules, orders and published policy statements thereunder, of the United States (federal and state, as applicable) and the provinces of Alberta and British Columbia;

“Senior Officer” means a senior officer of the Corporation; and

“Third Party Claim” has the meaning attributed thereto in Section 11(c).

SCHEDULE “B”

FORM OF DEBENTURE

SCHEDULE “C”

SUBSIDIARIES

Name of Subsidiary	Jurisdiction of Incorporation, Continuance or Amalgamation	Percentage of Voting Shares Directly or Indirectly Held by the Corporation
Visiphor (U.S.) Corporation	Delaware	100%
Sunaptic Solutions Incorporated	Canada	100%
Sunaptic Solutions International, Inc.	Delaware	100%

SCHEDULE 7(h)

“Material Contracts”

Commonwealth Insurance

Saskatchewan Energy

SCHEDULE 7(j)

“Location of and Title to Assets”

SCHEDULE 7(p)

“Tax Matters-Disclosures”

THE COMPANY HAS NOT YET FILED THEIR 2005 AND 2006 TAX RETURNS AND MAY OWE SOME TAX IN THE US (LESS THAN $20,000).

SCHEDULE 7(q)

“Insurance”

Commercial General Liability:

$5 million each occurrence, and in aggregate (includes products, personal injury)

$500,000 tenants legal liability

$25,000 medical expenses for any one person

$5 million non-owned automobiles

Employer’s Liability:

$5 Million/occurrence and in aggregate

Errors & Omissions:

$1 Million/claim and in aggregate

D&O:

$1 Million

Commercial Property Package Policy:

3 locations (Burnaby, Granville, Victoria)

Burnaby: $675,000

Victoria: $200,000

Granville: $10,000 currently getting quotes for increased coverage

SCHEDULE 7(r)

“Intellectual Property”

SCHEDULE 7(s)

“Technology”

Products

Briyante Integration Environment

Briyante Design Studio

Briyante Integration Server

InForce Arrest and Booking

PRIME version

US Core version

Computerized Arrest and Booking (CABS)

US Version

Canadian Version

Facial Recognition

ID2000 SDK

FR Canvas Components

Image Match SDK

Metadata Registry and Repository

ChildBase

InForce IQ

Documentation

           BIE

InForce AB

CABS

ID2000 SDK

ChildBase

Training

BIE

IFAB

Prototypes / Knowledge

Excel Web Services Plug-in

GJXDM Schema Distiller

Schema Visitor

BIE Offline Optimizer

Identity Server

SCHEDULE 7(aa)

“Rights to Acquire Securities”

SCHEDULE 7(dd)

“Indebtedness”

•

Promissory Note dated July 12, 2006 issued to Keith Kretschmer in the principal amount of US$400,000

•

Promissory Note dated July 12, 2006 issued to Roy Trivett in the principal amount of $85,000

SCHEDULE 7(ff)

“Customers”

Commonwealth Insurance

King County

London Drugs

GVRA

BCTC

SCHEDULE 7(nn)

“Operating Lease Obligations”

SCHEDULE 7(oo)

“Location of Bank Accounts”

TD CanadaTrust Burnaby Business Centre, Burnaby BC

SCHEDULE 7(rr)

“Name; Jurisdiction of Organization;
Chief Place of Business; Chief Executive Office”

Visiphor Corporation

Suite#1100,  4710 Kingsway

Burnaby, BC

SCHEDULE 7(ss)

“Tradenames”

Visiphor Corporation

Visiphor

Sunaptic

SCHEDULE 7(tt)

“Security Interests”

EXHIBIT 1

ACCREDITED INVESTOR STATUS CERTIFICATE

The Investor certifies that it/he/she is an “accredited investor” as defined in National Instrument 45-106 Prospectus and Registration Exemptions by virtue of qualifying as one or more of the following:

(PLEASE CHECK THE BOX OF THE APPLICABLE CATEGORY OF ACCREDITED INVESTOR)

[ ]	(a) a Canadian financial institution, or a Schedule III bank;
[ ]	(b) the Business Development Bank of Canada incorporated under the Business Development Bank of Canada Act (Canada);
[ ]

(c)

a subsidiary of any person referred to in paragraphs (a) or (b), if the person owns all of the voting securities of the subsidiary, except the voting securities required by law to be owned by directors of that subsidiary;

[ ]

(d)

a person registered under the securities legislation of a jurisdiction of Canada as an adviser or dealer, other than a person registered solely as a limited market dealer under one or both of the Securities Act (Ontario) or the Securities Act (Newfoundland and Labrador);

[ ]	(e) an individual registered or formerly registered under the securities legislation of a jurisdiction of Canada as a representative of a person referred to in paragraph (d);
[ ]	(f) the Government of Canada or a jurisdiction of Canada, or any crown corporation, agency or wholly owned entity of the Government of Canada or a jurisdiction of Canada;
[ ]

(g)

a municipality, public board or commission in Canada and a metropolitan community, school board, the Comité de gestion de la taxe scolaire de l’île de Montréal or an intermunicipal management board in Québec;

[ ]	(h) any national, federal, state, provincial, territorial or municipal government of or in any foreign jurisdiction, or any agency of that government;
[ ]	(i) a pension fund that is regulated by either the Office of the Superintendent of Financial Institutions (Canada) or a pension commission or similar regulatory authority of a jurisdiction of Canada;

[ ]

(j)

an individual who, either alone or with a spouse, beneficially owns, directly or indirectly, financial assets having an aggregate realizable value that before taxes, but net of any related liabilities, exceeds $1,000,000;

[ ]

(k)

an individual whose net income before taxes exceeded $200,000 in each of the two most recent calendar years or whose net income before taxes combined with that of a spouse exceeded $300,000 in each of the two most recent calendar years and who, in either case, reasonably expects to exceed that net income level in the current calendar year;

[ ]	(l) an individual who, either alone or with a spouse, has net assets of at least $5,000,000;
[ ]	(m) a person, other than an individual or investment fund, that has net assets of at least $5,000,000 as shown on its most recently prepared financial statements;
[ ]

(n)

an investment fund that distributes or has distributed its securities only to (i) a person that is or was an accredited investor at the time of the distribution, (ii) a person that acquires or acquired securities in the circumstances referred to in sections 2.10 [Minimum amount investment] and 2.19 [Additional investment in investment funds] of NI45-106, or (iii) a person described in paragraph (i) or (ii) that acquires or acquired securities under section 2.18 [Investment fund reinvestment] of NI45-106;

[ ]

(o)

an investment fund that distributes or has distributed securities under a prospectus in a jurisdiction of Canada for which the regulator or, in Québec, the securities regulatory authority, has issued a receipt;

[ ]

(p)

a trust company or trust corporation registered or authorized to carry on business under the Trust and Loan Companies Act (Canada) or under comparable legislation in a jurisdiction of Canada or a foreign jurisdiction, acting on behalf of a fully managed account managed by the trust company or trust corporation, as the case may be;

[ ]

(q)

a person acting on behalf of a fully managed account managed by that person, if that person (i) is registered or authorized to carry on business as an adviser or the equivalent under the securities legislation of a jurisdiction of Canada or a foreign jurisdiction, and (ii) in Ontario, is purchasing a security that is not a security of an investment fund;

[ ]

(r)

a registered charity under the Income Tax Act (Canada) that, in regard to the trade, has obtained advice from an eligibility adviser or an adviser registered under the securities legislation of the jurisdiction of the registered charity to give advice on the securities being traded;

[ ]	(s) an entity organized in a foreign jurisdiction that is analogous to any of the entities referred to in paragraphs (a) to (d) or paragraph (i) in form and function;
[ ]

(t)

a person in respect of which all of the owners of interests, direct, indirect or beneficial, except the voting securities required by law to be owned by directors, are persons that are accredited investors;

[ ]	(u) an investment fund that is advised by a person registered as an adviser or a person that is exempt from registration as an adviser, or
[ ]

(v)

a person that is recognized or designated by the securities regulatory authority or, except in Ontario and Québec, the regulator as (i) an accredited investor, or (ii) an exempt purchaser in Alberta or British Columbia.

- iii -

For the purposes hereof, the following definitions are included for convenience:

(a)

“Canadian financial institution” means (i) an association governed by the Cooperative Credit Associations Act (Canada) or a central cooperative credit society for which an order has been made under section 473(1) of that Act, or (ii) a bank, loan corporation, trust company, trust corporation, insurance company, treasury branch, credit union, caisse populaire, financial services cooperative, or league that, in each case, is authorized by an enactment of Canada or a jurisdiction of Canada to carry on business in Canada or a jurisdiction of Canada;

(b)

“control person” has the same meaning as in securities legislation except in Manitoba, Newfoundland and Labrador, Northwest Territories, Nova Scotia, Nunavut, Ontario, Prince Edward Island and Quebéc where control person means any person that holds or is one of a combination of persons that holds (i) a sufficient number of any of the securities of an issuer so as to affect materially the control of the issuer, or (ii) more than 20% of the outstanding voting securities of an issuer except where there is evidence showing that the holding of those securities does not affect materially the control of the issuer;

(c)

“entity” means a company, syndicate, partnership, trust or unincorporated organization;

(d)

“financial assets” means cash, securities, or any a contract of insurance, a deposit or an evidence of a deposit that is not a security for the purposes of securities legislation;

(e)

“founder” means, in respect of an issuer, a person who, (i) acting alone, in conjunction, or in concert with one or more persons, directly or indirectly, takes the initiative in founding, organizing or substantially reorganizing the business of the issuer, and (ii) at the time of the trade is actively involved in the business of the issuer;

(f)

“fully managed account” means an account of a client for which a person makes the investment decisions if that person has full discretion to trade in securities for the account without requiring the client’s express consent to a transaction;

(g)

“investment fund” means a mutual fund or a non-redeemable investment fund, and, for greater certainty in British Columbia, includes an employee venture capital corporation that does not have a restricted constitution, and is registered under Part 2 of the Employee Investment Act (British Columbia), R.S.B.C. 1996 c. 112, and whose business objective is making multiple investments and a venture capital corporation registered under Part 1 of the Small Business Venture Capital Act (British Columbia), R.S.B.C. 1996 c. 429 whose business objective is making multiple investments;

(h)

“related liabilities” means liabilities incurred or assumed for the purpose of financing the acquisition or ownership of financial assets and liabilities that are secured by financial assets;

(i)

“Schedule III bank” means an authorized foreign bank named in Schedule III of the Bank Act (Canada);

(j)

“spouse” means an individual who(i)is married to another individual and is not living separate and apart within the meaning of the Divorce Act (Canada), from the other individual, (ii) is living with another individual in a marriage-like relationship, including a marriage-like relationship between individuals of the same gender, or (iii) in Alberta, is an individual referred to in paragraph (i) or (ii), or is an adult interdependent partner within the meaning of the Adult Interdependent Relationships Act (Alberta); and

(k)

“subsidiary” means an issuer that is controlled directly or indirectly by another issuer and includes a subsidiary of that subsidiary.

- iv -

In NI45-106 a person or company is considered to be an affiliated entity of another person or company if one is a subsidiary entity of the other, or if both are subsidiary entities of the same person or company, or if each of them is controlled by the same person or company.

In NI45-106 a person (first person) is considered to control another person (second person) if (a) the first person,   directly or indirectly, beneficially owns or exercises control or direction over securities of the second person carrying votes which, if exercised, would entitle the first person to elect a majority of the directors of the second person, unless that first person holds the voting securities only to secure an obligation, (b) the second person is a partnership, other than a limited partnership, and the first person holds more than 50% of the interests of the partnership, or (c) the second person is a limited partnership and the general partner of the limited partnership is the first person.

- v -

The foregoing representations contained in this certificate are true and accurate as of the date of this certificate and will be true and accurate as of the Closing Time.  If any such representations shall not be true and accurate prior to the Closing Time, the undersigned shall give immediate written notice of such fact to the Corporation prior to the Closing Time.

Dated:  September 28, 2007

QUORUM INVESTMENT POOL LIMITED
PARTNERSHIP, by its General Partner,
QIP Management Inc.

/s/ Michael Goffin

Signature of Investor or authorized signatory of Investor

Name:  Michael Goffin

Title:    Partner of Quorum

- vi -

EXHIBIT 10.2

UNLESS PERMITTED UNDER SECURITIES LEGISLATION, THE HOLDER OF THIS DEBENTURE MUST NOT TRADE THIS DEBENTURE BEFORE JANUARY 29, 2008.

WITHOUT PRIOR WRITTEN APPROVAL OF THE TSX VENTURE EXCHANGE AND COMPLIANCE WITH ALL APPLICABLE SECURITIES LEGISLATION, THE SECURITIES REPRESENTED BY THIS CERTIFICATE MAY NOT BE SOLD, TRANSFERRED, HYPOTHECATED OR OTHERWISE TRADED ON OR THROUGH THE FACILITIES OF THE TSX VENTURE EXCHANGE OR OTHERWISE IN CANADA OR TO OR FOR THE BENEFIT OF A CANADIAN RESIDENT UNTIL JANUARY 29, 2008.

VISIPHOR CORPORATION

SECURED DEBENTURE

Principal Sum: $207,693	Due: October 28, 2007

FOR VALUE RECEIVED, Visiphor Corporation (the “Corporation”) hereby acknowledges itself indebted to and hereby promises to pay to the order of Quorum Investment Pool Limited Partnership or its successors and assigns (the “Holder”) at 70 York Street, Suite 1720, Toronto, Ontario M5J 1S9 or at such other place as the Holder may direct at any time and from time to time, on October 28, 2007, or on such earlier day as the principal moneys hereby secured may become payable in accordance with the terms and conditions set out in Schedule “I” attached hereto (the “Maturity Date”), the principal sum of Two Hundred and Seven Thousand Six Hundred and Ninety Three dollars ($207,693) in lawful money of Canada (the “Principal”).  The Principal due hereunder shall bear interest, calculated monthly and payable quarterly in arrears, at an annual rate of interest of eight percent (8%) per annum (as such annual rate may be adjusted from time to time pursuant to Section 3.2), in accordance with the terms and conditions set out in Schedule “I” attached hereto.  Interest, as aforesaid, shall accrue from and including the date hereof until the Maturity Date upon the Principal outstanding from time to time with interest on overdue interest at the same rate. On the date of this Debenture, the Corporation shall prepay One Thousand Three Hundred and Thirty Three dollars ($1,333) towards interest.

This Debenture is, or will be, irrevocably and unconditionally guaranteed by Sunaptic Solutions Incorporated (the “Guarantor”).

IN WITNESS WHEREOF Visiphor Corporation has caused this Debenture to be signed by its proper and duly authorized officer.

DATED the 28th day of September, 2007.

VISIPHOR CORPORATION

Per:

    /s/ Roy Trivett

Name:  Roy Trivett

Title:    Chief Executive Officer

- vii -

SCHEDULE “I”

TERMS AND CONDITIONS

ARTICLE 1.
INTERPRETATION

1.1.

Definitions

For the purposes of this Debenture, unless otherwise defined herein, the following terms shall have the following meanings ascribed to them:

(a)

“Acquisition” means the purchase or other acquisition by (i) the Corporation or any of its Subsidiaries (by merger, stock purchase, or otherwise) all of the aggregate outstanding voting power of the Capital Stock of any other Person, or (ii) the Corporation or any of its Subsidiaries of substantially all of the assets of any other Person or comprising one or more divisions or other business units of such other Person;

(b)

“additional amount” has the meaning ascribed thereto in Section 2.3;

(c)

“Affiliate” means, with respect to any Person, any other Person that directly or indirectly through one or more intermediaries, controls, is controlled by, or is under common control with, such Person.  For purposes of this definition, “control” of a Person means the power, directly or indirectly, either to (i) vote 10% or more of the Capital Stock having ordinary voting power for the election of directors of such Person or (ii) direct or cause the direction of the management and policies of such Person whether by contract or otherwise.  Notwithstanding anything herein to the contrary, in no event shall the Holder be considered an “Affiliate” of the Corporation;

(d)

“After Acquired Property” means any interest in real property acquired by the Corporation or any of its Subsidiaries after the date hereof with a Current Value in excess of $100,000;

(e)

“Auditors” means the auditors of the Corporation from time to time;

(f)

“Authorized Bank” means any Schedule 1 chartered bank in Canada, or any such similar grade banking institution in the United States acting as operating lender to the Corporation and/or any of its Subsidiaries;

(g)

“Authorized Officer” means the president, chief executive officer, chief financial officer, corporate secretary or vice president of a Person, provided that any certificate provided by such officer shall be deemed to be made solely in his capacity as an officer of such Person and not in his personal capacity;

(h)

“Bankruptcy Code” means (i) the United States Bankruptcy Code (11 U.S.C. § 101, et seq.), (ii) the BIA (Canada) and (iii) the CCAA, in each case as applicable, as amended and as in effect from time to time, and any successor statute;

(i)

“Benefit Plan” means a “defined benefit plan” (as defined in Section 3(35) of ERISA) for which Corporation, any of its Subsidiaries, or any ERISA Affiliate of Corporation has been an “employer” (as defined in Section 3(5) of ERISA) within the past six years;

(j)

“BIA (Canada)” means the Bankruptcy and Insolvency Act (Canada), as amended and in effect from time to time;

(k)

“Board” means the board of directors of the Corporation;

(l)

“Business Day” means a day other than a Saturday, Sunday or any other day that is a statutory or civic holiday in the Provinces of British Columbia and Ontario;

- viii -

(m)

“Canadian Benefit Plans” means all material employee benefit plans maintained or contributed to by either Corporation or any of its Subsidiaries that are not Canadian Pension Plans, including, without limitation, all profit sharing, savings, post-retirement, supplemental retirement, retiring allowance, severance, pension, deferred compensation, welfare, bonus, incentive compensation, phantom stock, legal services, supplementary unemployment benefit plans or arrangements and all life, health, dental and disability plans and arrangements, and in which the employees or former employees of either Corporation or its Subsidiaries employed in Canada participate or are eligible to participate;

(n)

“Canadian Pension Plans” means all “registered pension plans” ( as defined in the Income Tax Act (Canada), as amended) established, maintained or contributed to by either Corporation or any of its Subsidiaries for its employees or former employees employed in Canada;

(o)

“Capital Lease” means, with respect to any Person, any lease of real or personal property by such Person as lessee which is (i) required under GAAP to be capitalized on the balance sheet of such Person or (ii) a transaction of a type commonly known as a “synthetic lease” (i.e. a lease transaction that is treated as an operating lease for accounting purposes but with respect to which payments of rent are intended to be treated as payments of principal and interest on a loan for Federal income tax purposes);

(p)

“Capital Stock” means (i) with respect to any Person that is a corporation, any and all shares, interests, participations or other equivalents (however designated and whether or not voting) of corporate stock, and (ii) with respect to any Person that is not a corporation, any and all partnership, membership or other equity interests of such Person;

(q)

“Capitalized Lease Obligations” means, with respect to any Person, obligations of such Person and its Subsidiaries under Capitalized Leases, and, for purposes hereof, the amount of any such obligation shall be the capitalized amount thereof determined in accordance with GAAP;

(r)

“CCAA” means the Companies’ Creditors Arrangement Act (Canada), as amended and in effect from time to time.

(s)

“Change of Control Event” means any one of the following events or series of related events: (i) the sale of at least 90% of the Common Shares; (ii) the  acquisition, directly or indirectly, by any person or group, that is not a shareholder on the date hereof (other than Holder or the holder of the Other Quorum Debentures), of beneficial ownership of more than 30% of the aggregate outstanding voting power of the Capital Stock of the Corporation; (iii) the Corporation ceases to own and control, directly or indirectly, 100% of the shares of the Capital Stock of its Subsidiaries; or (iv) (A) the Corporation consolidates with or merges into another entity or conveys, transfers or leases all or substantially all of its property and assets to any Person, or (B) any entity consolidates with, amalgamates with or merges into the Corporation, which in either event (A) or (B) is pursuant to a transaction in which the outstanding voting Capital Stock of the Corporation is reclassified or changed into or exchanged for cash, securities or other property, other than any such transaction in which the shareholders of the Corporation have a beneficial ownership in the aggregate of at least 50.1% of the aggregate voting power of all Capital Stock of the resulting, surviving or transferee entity;

(t)

“Change in Law” has the meaning ascribed thereto in Section 3.4;

(u)

“Collateral” means all of the property and assets and all interests therein and proceeds thereof now owned or hereafter acquired by any Person upon which an Encumbrance is granted or purported to be granted by such Person as security for all or any part of the Obligations;

(v)

“Common Shares” means the common shares in the capital of the Corporation;

- ix -

(w)

“Contracts” means agreements, franchises, leases, easements, servitudes, privileges and other rights acquired from persons;

(x)

“Control” has the meaning given thereto in the Canada Business Corporations Act on the date hereof;

(y)

“Copyright” means all present and future domestic and foreign copyrights, and associated performance rights, neighbouring rights and ephemeral rights of or relating to the Corporation and its Subsidiaries, whether registered or not;

(z)

“Corporation” has the meaning ascribed thereto on the face page;

(aa)

“Current Value” has the meaning ascribed thereto in Section 6.1(u);

(bb)

“Debenture” means this interest bearing secured debenture of the Corporation;

(cc)

“Default” means an event, which, with the giving of notice, lapse of time or otherwise would constitute an Event of Default;

(dd)

“Disposition” means any transaction, or series of related transactions, pursuant to which any Person or any of its Subsidiaries sells, assigns, transfers or otherwise disposes of any property or assets (whether now owned or hereafter acquired) to any other Person, in each case, whether or not the consideration therefor consists of cash, securities or other assets owned by the acquiring Person;

(ee)

“D&O Policy” has the meaning ascribed thereto in Section 6.1;

(ff)

“Encumbrance” means, in respect of any Person, any mortgage, deed of trust, debenture, pledge, hypothec, lien (statutory or otherwise), charge, assignment by way of security, consignment, lease, hypothecation, security interest granted or permitted by such Person or arising by operation of law, in respect of any such Person’s property or assets, or other encumbrance or security or preferential arrangement of any nature, including any conditional sale or title retention arrangement, any Capitalized Lease and any assignment, deposit arrangement or financing lease intended as, or having the effect of, security and “Encumbrances”, “Encumber” and “Encumbered” shall have corresponding meanings;

(gg)

“Environment” means the ambient air, all layers of the atmosphere, surface water, underground water, all land, all living organisms and the interacting natural systems that include components of air, land, water, organic and inorganic matter and living organisms, and include indoor spaces;

(hh)

“Environmental Actions” means any complaint, summons, citation, notice, directive, order, claim, litigation, investigation, judicial or administrative proceeding, judgment, letter or other communication from any Governmental Authority involving violations of Environmental Laws or Releases of Hazardous Substances (i) from any assets, properties or businesses of the Corporation or any of its Subsidiaries or any predecessor in interest; (ii) from adjoining properties or businesses; or (iii) onto any facilities which received Hazardous Substances generated by the Corporation or any of its Subsidiaries or any predecessor in interest;

(ii)

“Environmental Law” means all federal, provincial, state, municipal or local statutes, regulations, by-laws, Environmental Permits, orders or rules, and any policies or guidelines of any governmental or regulatory body or agency, and any requirements or obligations arising under the common law, relating to the Environment, the transportation of dangerous goods and occupational health and safety;

- x -

(jj)

“Environmental Liabilities and Costs” means all liabilities, monetary obligations, Remedial Actions, losses, damages, punitive damages, consequential damages, treble damages, costs and expenses (including all reasonable fees, disbursements and expenses of counsel, experts and consultants and costs of investigations and feasibility studies), fines, penalties, sanctions and interest incurred as a result of any claim or demand by any Governmental Authority or any third party, and which relate to the liability or potential liability of the Corporation or any of its Subsidiaries with respect to any environmental condition or a Release of Hazardous Substances from or onto (i) any property currently or formerly owned by the Corporation or any of its Subsidiaries or (ii) any Real Property which received Hazardous Substances generated by the Corporation or any of its Subsidiaries;

(kk)

“Environmental Lien” means any Encumbrance in favour of any Governmental Authority for Environmental Liabilities and Costs;

(ll)

“Environmental Permits” means all permits, licences, approvals, consents, authorizations, registrations and certificates issued by or provided to, as the case may be;

(mm)

“ERISA” means the Employee Retirement Income Security Act of 1974, as amended, and any successor statute of similar import, and regulations thereunder, in each case, as in effect from time to time.  References to sections of ERISA shall be construed also to refer to any successor sections;

(nn)

“ERISA Affiliate” means, with respect to any Person, any trade or business (whether or not incorporated) which is a member of a group of which such Person is a member and which would be deemed to be a “controlled group” within the meaning of Sections 414(b), (c), (m) and (o) of the IRC;

(oo)

“Event of Default” means any of the events described in Section 7.1;

(pp)

“Existing Location” means 4710 Kingsway, Suite 1100, Burnaby, British Columbia V5H 4M2;

(qq)

“Fiscal Year” means the fiscal year of the Corporation and its Subsidiaries ending on December 31st of each year;

(rr)

“GAAP” means Canadian generally accepted accounting principles as set out in the Handbook of the Canadian Institute of Chartered Accountants, as amended from time to time;

(ss)

“Governmental Authority” means any nation or government, any Federal, state, city, town, municipality, county, local or other political subdivision thereof or thereto and any department, commission, board, bureau, instrumentality, agency or other entity exercising executive, legislative, judicial, taxing, regulatory or administrative powers or functions of or pertaining to government;

(tt)

“Guarantee” means the unlimited guarantee issued by each Guarantor in favour of the Holder, as applicable;

(uu)

“Guarantors” means each active Subsidiary of the Corporation and “Guarantor” means any one of the foregoing Persons;

(vv)

“Hazardous Substance” means any solid, liquid, gas, odour, heat, sound, vibration, radiation or combination of them that may impair the Environment, injure or damage property or plant or animal life or harm or impair the health of any individual;

(ww)

“Hedging Agreement” means any interest rate, foreign currency, commodity or equity swap, collar, cap, floor or forward rate agreement, or other agreement or arrangement designed to protect

- xi -

against fluctuations in interest rates or currency, commodity or equity values (including any option with respect to any of the foregoing and any combination of the foregoing agreements or arrangements), and any confirmation executed in connection with any such agreement or arrangement;

(xx)

“Holder” has the meaning ascribed thereto on the face page;

(yy)

“Holder Expenses” means any and all out-of-pocket expenses incurred from time to time by the Holder or any Receiver in connection with the protection, perfection or preservation of the Security Interest and other rights constituted hereby, in enforcing payment or performance of the Obligations or any part thereof or in locating, taking possession of, transporting, holding, repairing, processing, preparing for and arranging for the disposition of and/or disposing of the Collateral or in contemplation of any of the foregoing and any and all other reasonable expenses incurred by the Holder or any Receiver as a result of the Holder or such Receiver exercising any of its rights or remedies hereunder or at law, including, without in any way limiting the generality of the foregoing, any and all legal expenses including those incurred in any legal action or proceeding or appeal therefrom commenced or taken in good faith by the Holder and any and all fees and disbursements of any counsel, accountant or valuator or any similar Person employed by the Holder in connection with any of the foregoing and the costs of insurance and intellectual property prosecutions and administrative proceedings and payment of taxes (other than taxes relating to the income of the Holder), maintenance fees and other charges incurred in retaking, holding, repairing, processing and preparing for disposition and disposing of the Collateral;

(zz)

“Indebtedness” means, without duplication and without limitation, with respect to any Person and calculated on a consolidated or combined basis, as applicable, (i) all indebtedness for borrowed money, (ii) all obligations for the deferred purchase price of property or services (other than trade payables or other accounts payable incurred in the ordinary course of such Person’s business and not outstanding for more than 90 days after the date such payable was created), (iii) all obligations evidenced by bonds, debentures, notes or other similar instruments or upon which interest payments are customarily made, (iv) all reimbursement, payment or other obligations and liabilities created or arising under any conditional sales or other title retention agreement with respect to property used or acquired, even though the rights and remedies of the lessor, seller or lender thereunder may be limited to repossession or sale of such property, (v) all Capitalized Lease Obligations, (vi) all obligations, contingent or otherwise, under letters of credit, letters of guarantee, bonds for international or other contracts, guarantees, legally binding comfort letters or indemnities issued in connection therewith, whether issued for the benefit of the Corporation or a Subsidiary of the Corporation or another or others, (vii) all obligations arising pursuant to bankers’ acceptance facilities or indemnities issued in connection therewith, (viii) all other contingent obligations incurred for the purpose of or having the effect of providing financial assistance to another entity, including, without limitation, guarantees, endorsements of bills of exchange (other than for collection or deposit in the ordinary course of business), obligations to purchase assets regardless of the delivery or non-delivery thereof and obligations to make advances or otherwise provide financial assistance to any other entity, (ix) all monetary obligations under any receivables factoring, receivable sales or similar transactions and all monetary obligations under any synthetic lease, tax ownership/operating lease, off-balance sheet financing or similar financing; (x) all obligations and liabilities, calculated on a basis satisfactory to the Holder and in accordance with accepted practice, of such Person under Hedging Agreements; and (xi) all obligations referred to in clauses (i) through (x) of this definition of another Person secured by (or for which the holder of such Indebtedness has an existing right, contingent or otherwise, to be secured by) a Encumbrance upon property owned by such Person, even though such Person has not assumed or become liable for the payment of such Indebtedness.  The Indebtedness of any Person shall include the Indebtedness of any partnership or joint venture in which such Person is a general partner or a joint venturer;

(aaa)

“Insolvency Proceeding” means any proceeding commenced by or against any Person under any provision of the applicable Bankruptcy Code or under any other federal, provincial, state, local or

- xii -

foreign bankruptcy or insolvency law, assignments for the benefit of creditors, formal or informal moratoria, compositions, or extensions generally with creditors, or proceedings seeking reorganization, arrangement, or other similar relief.

(bbb)

“Intellectual Property” means all present and future intellectual property of the Corporation and each of the Subsidiaries used or being developed for use in the businesses of the Corporation or any of the Subsidiaries, and all rights of the Corporation and the Subsidiaries therein, throughout the universe, whether registered or unregistered, including without limitation:

(i)

all Copyright, including all applications and registrations of such copyrights;

(ii)

all Trade Marks;

(iii)

all Patents; and

(iv)

the Technology;

(ccc)

“Interest” has the meaning ascribed thereto in Section 3.1;

(ddd)

“Interest Payment Date” has the meaning ascribed thereto in Section 3.1;

(eee)

“Interest Rate” has the meaning ascribed thereto in Section 3.1;

(fff)

“IRC” means the Internal Revenue Code of 1986, as amended (or any successor statute thereto) and the regulations thereunder;

(ggg)

“Judgment Conversion Date” has the meaning ascribed thereto in Section 9.9;

(hhh)

“Judgment Currency” has the meaning ascribed thereto in Section 9.9;

(iii)

“Loan Party” means the Corporation or any Guarantor;

(jjj)

“Loan Document” means this Debenture, the Subscription Agreement, any Guarantee, any Security Document, any Mortgage, and any other agreement, instrument, and other document executed and delivered pursuant hereto or thereto or otherwise evidencing or securing the Debenture or any other Obligation;

(kkk)

“Material Adverse Effect” means, (i) a material adverse effect on the business, assets, liabilities, operations, results of operations, condition (financial or other) or prospects of the Corporation and its Subsidiaries on a consolidated basis, or on the ability of the Corporation or any Subsidiary to carry on its business or a significant part of its business, (ii) any impairment of the ability of the Corporation and its Subsidiaries on a consolidated basis to perform any of its obligations under any Loan Document or otherwise, (iii) any material impairment of the validity, perfection, or priority of any Encumbrance on any Collateral granted by the Corporation or any of its Subsidiaries to the Holder, in each case as determined by the Holder, or (iv) a material adverse effect on any of the rights and remedies of the Holder under any Loan Document;

(lll)

“Material Contract” means, with respect to any Person, (i) each Contract to which such Person or any of its Subsidiaries is a party involving aggregate consideration payable to or by such Person or such Subsidiary of $250,000 or more (other than purchase orders in the ordinary course of the business of such Person or such Subsidiary and other than Contracts that by their terms may be terminated by such Person or Subsidiary in the ordinary course of its business upon less than 60 days notice without penalty or premium) and (ii) all Contracts, the breach or default of which could have a Material Adverse Effect.  All such Material Contracts of the Corporation and its Subsidiaries as of the date hereof are listed on Schedule “D”;

(mmm)

“Maturity Date” means 5:00 p.m. (Toronto time) on October 28, 2007;

- xiii -

(nnn)

“Mortgage” means a mortgage, deed of trust or deed to secure debt, in form and substance satisfactory to the Holder, made by the Corporation or a Guarantor in favour of the Holder for the benefit of the Holder delivered to the Holder pursuant to the provisions hereof or otherwise in form and substance satisfactory to Holder;

(ooo)

“New Subsidiary” has the meaning ascribed thereto in Section 6.1;

(ppp)

“Obligation” means all present and future indebtedness, liabilities and obligations (whether or not the right of payment in respect of such claim is reduced to judgment, liquidated, unliquidated, fixed, contingent, matured, disputed, undisputed, legal, equitable, secured, unsecured, and whether or not such claim is discharged, stayed or otherwise affected by any Insolvency Proceeding of the Corporation or any Subsidiary from time to time, under or in respect of this Debenture or any other Loan Document. Without limiting the generality of the foregoing, the Obligations of each Loan Party under the Loan Documents include (a) the obligation (irrespective of whether a claim therefor is allowed in any Insolvency Proceeding) to pay principal, interest, charges, expenses, fees, attorneys fees and disbursements, indemnities and other amounts payable by such Person under the Loan Documents, and (b) the obligation of such Person to reimburse any amount in respect of any of the foregoing that Holder (in its sole discretion) may elect to pay or advance on behalf of such Person;

(qqq)

“Operating Lease Obligations” means all obligations for the payment of rent for any real or personal property under leases or agreements to lease that are greater than $500,000 per year, other than Capitalized Lease Obligations;

(rrr)

“Other Quorum Debentures” means convertible secured debentures of the Corporation dated on or after July 12, 2006 issued to Quorum Secured Equity Trust in the aggregate principal amount of $1,700,000, as amended;

(sss)

“Other Taxes” has the meaning ascribed thereto in Section 2.3;

(ttt)

“Patents” means, individually and collectively, all present and future patents, inventions, formulae, processes, business methods, trade secrets, patentable subject matter and industrial design subject matter, all present and future patent and industrial design applications and registrations therefor, and all other patent rights used in the business of the Corporation or any of the Subsidiaries and all general intangibles of a like nature owned by the Corporation or any of its Subsidiaries from time to time, and (i) all reissues, divisions, continuations, renewals, extensions and continuations-in-part thereof, (ii) all improvements, modifications and amendments made thereon or thereto, (iii) all income, royalties, damages and payments now and hereafter due and/or payable under and with respect thereto, including, without limitation, damages and payments for past and future infringements thereof, (iv) the right to sue for past, present and future infringements thereof, and (v) all rights, corresponding thereto throughout the universe;

(uuu)

“Permitted Encumbrances” means, in respect of any Person,

(i)

undetermined or inchoate Encumbrances and charges incidental to construction, maintenance or operations which have not at the time been filed pursuant to law or which relate to obligations not yet due and delinquent;

(ii)

the Encumbrance of taxes and assessments not at the time overdue and Encumbrances securing worker’s compensation assessments not yet due and the lien for specified taxes and assessments which are overdue but the validity of which is being contested at the time in good faith by proceedings which stay the imposition of any penalty, fine, or Encumbrance resulting from the non-payment thereof, if such Person shall have made on its books provision reasonably deemed by it to be adequate therefor in accordance with GAAP;

- xiv -

(iii)

any statutory Encumbrance or any right of distress with respect to any lease for rent provided that such obligations are not in default;

(iv)

any Encumbrance with respect to cash or governmental obligations deposited in the ordinary course of business in connection with contracts, bids, tenders or to secure worker’s compensation, unemployment insurance, surety or appeal bonds,  costs of litigation, when required by law, public and statutory obligations, liens or claims incidental to current construction, mechanics’, warehousemen’s, carriers’ and other similar liens;

(v)

any Encumbrance resulting from security given in the ordinary course of business to a public utility or any governmental authority when required by such utility or governmental authority in connection with the operations of the Corporation or any of its Subsidiaries;

(vi)

easements, rights of way and servitudes and other similar rights in real property which in the opinion of Holder, acting reasonably, will not in the aggregate materially impair the use of the land concerned for the purpose for which it is held or used by such Person;

(vii)

title defects or irregularities which in the opinion of Holder, acting reasonably, are of a minor nature and in the aggregate will not materially impair the use of the property for the purposes for which it is held by such person or materially affect the Security Interest;

(viii)

any Encumbrance resulting from any judgment rendered or claim filed against such Person which such Person shall be contesting in good faith and by appropriate proceedings which stay the imposition of any penalty, fine, or Encumbrance resulting from the non-payment thereof, if such Person shall have made on its books adequate reserves therefor in accordance with GAAP;

(ix)

construction, contractors’, mechanics’, carriers’, warehousemen’s, suppliers’ and materialmen’s liens imposed by law and liens imposed by law in respect of vacation pay, workers’ compensation, unemployment insurance or similar statutory obligations, provided the obligations secured by such liens are not yet due and payable and, in the case of construction liens, which have not yet been filed or for which the Corporation or any of its Subsidiaries has not received written notice of a lien;

(x)

liens arising from court or arbitral proceedings, provided that the claims secured thereby are being contested in good faith by the Corporation or a Subsidiary; execution thereon has been stayed and continues to be stayed; and such liens do not, in the aggregate, materially detract from the value of the assets of the Corporation or materially impair the use thereof in the business of the Corporation;

(xi)

any Encumbrance resulting from the excess of the amount of any taxes, rates, assessments or governmental charges or levies for which final assessments have not been received over and above the amount of such taxes, rates, assessments or governmental charges or levies as estimated by a responsible officer of such Person;

(xii)

all rights reserved to or vested in any governmental authority by the terms of any lease, licence, franchise, grant or permit held by such Person or by any statutory provision to terminate any such lease, licence, franchise grant or permit or to require annual or periodic payments as a condition of the continuance thereof or to distrain against or to obtain a lien on any property or assets of such Person in the event of failure to make such annual or other periodic payments;

- xv -

(xiii)

Encumbrances in connection with any Capital Lease to the extent they are limited to the assets which are the subject of such Capital Leases (or other agreement carrying the right to use) that secures Indebtedness described by clauses (v) and (vi) of the definition of Permitted Indebtedness;

(xiv)

Purchase Money Security Interests that secure Indebtedness permitted by clause (vi) of the definition of Permitted Indebtedness;

(xv)

the Security Interest;

(xvi)

the security interest in the Other Quorum Debentures;

(xvii)

security interests (which, at the option of the Corporation, shall rank prior to the Security Interest) securing the Indebtedness incurred by the Corporation and its Subsidiaries with any Schedule I chartered bank in Canada or any such similar grade banking institution in the United States, in respect of a term facility and/or a revolving operating line of credit with, and irrevocable letters of guarantee issued by, any such institution that acts as operating lender to the Corporation and any of its Subsidiaries, to an aggregate maximum principal amount of $1,000,000 for all such indebtedness described in this clause (xvii);

(xviii)

the security interests in accounts receivable evidenced by documents titled “general assignment of accounts receivable” dated July 12, 2006 and issued by the Corporation to the holders of the Related Party Notes;

(xix)

such other liens as may be consented to in writing by the Holder; and

(xx)

the extension, renewal or refinancing of any of the above on the same or better terms;

(vvv)

“Permitted Indebtedness” means in respect of the Corporation and the Subsidiaries,

(i)

Indebtedness incurred pursuant to this Debenture;

(ii)

Indebtedness incurred pursuant to the Other Quorum Debentures;

(iii)

Indebtedness owed to an Authorized Bank and referred to in clause (xvii) of the definition of Permitted Encumbrances, in an aggregate principal amount not to exceed $1,000,000;

(iv)

unsecured Indebtedness incurred on or prior to the date of this Debenture as set forth on Schedule “C”, provided that any such Indebtedness that includes the notation “(postponed)” on Schedule “C” has been validly and absolutely postponed and subordinated in right of payment and collection to the repayment in full of the Obligation;

(v)

Indebtedness evidenced by Capitalized Lease Obligations entered into in order to finance Capital Expenditures made by the Corporation, which Indebtedness, when aggregated with the principal amount of all Indebtedness incurred under this clause (v) and clause (vi) of this definition, does not exceed $750,000 at any time;

(vi)

Purchase Money Security Interest Indebtedness incurred to enable the Corporation to acquire equipment in the ordinary course of its business, which Indebtedness, when aggregated with the principal amount of all Indebtedness incurred under clause (v) and this clause (vi) of this definition, does not exceed $750,000 at any time;

(vii)

Indebtedness of the Corporation or any of its Subsidiaries under any Hedging Agreement so long as such Hedging Agreements are used solely as a part of its normal business

- xvi -

operations as a risk management strategy or hedge against changes resulting from market operations and not as a means to speculate for investment purposes on trends and shifts in financial or commodities markets; and

(viii)

any other Indebtedness consented to by the Holder from time to time;

(www)

 “Permitted Investments” means (i) marketable direct obligations issued or unconditionally guaranteed by the Canadian Government or United States Government or issued by any agency or instrumentality thereof and backed by the full faith and credit of Canada or the United States, in each case, maturing within six months from the date of acquisition thereof; (ii) commercial paper, maturing not more than 270 days after the date of issue rated P-1 by Moody’s or A-1 by Standard & Poor’s; (iii) certificates of deposit maturing not more than 270 days after the date of issue, issued by commercial banking institutions and money market or demand deposit accounts maintained at commercial banking institutions, each of which is a member of the Federal Reserve System and has a combined capital and surplus and undivided profits of not less than $500,000,000; (iv) repurchase agreements having maturities of not more than 90 days from the date of acquisition which are entered into with banks included in the commercial banking institutions described in clause (iii) above and which are secured by readily marketable direct obligations of the Canadian Government or United States Government or any agency thereof, (v) money market accounts maintained with mutual funds having assets in excess of $2,500,000,000; and (vi) tax exempt securities rated A or better by Moody’s or A+ or better by Standard & Poor’s;

(xxx)

“Person” includes any individual, corporation, company, partnership, association state, trust, unincorporated organization, joint venture, other enterprise or entity, or government or any agency of political subdivision of any government;

(yyy)

“PPSA” means the Personal Property Security Act (British Columbia), as amended;

(zzz)

“Preferred Stock” means, as applied to the Capital Stock of any Person, the Capital Stock of any class or classes (however designated) that is preferred with respect to the payment of dividends, or as to the distribution of assets upon any voluntary or involuntary liquidation or dissolution of such Person, over shares of Capital Stock of any other class of such Person;

(aaaa)

“Principal” means the principal amount of indebtedness outstanding from time to time under this Debenture or any other Loan Document, which is initially the amount specified on the face page of this Debenture;

(bbbb)

“Proceeds”, means, with respect to any Collateral, any  property in any form derived, directly or indirectly, from any dealing with such Collateral or the proceeds therefrom and includes proceeds of insurance and all other “proceeds” (as such term is defined in the PPSA);

(cccc)

“Purchase Money Security Interest” means any Encumbrance given, assumed or arising by operation of law, including Capital Leases, to provide or secure, or to provide the obligor with funds to pay, the whole or any part of the consideration for the acquisition of property where the principal amount of the obligation secured by such Encumbrance is secured only by the property being acquired by the obligor, and includes the renewal or refinancing of any such Encumbrance upon the same property provided that the indebtedness secured and the security therefor are not increased thereby;

(dddd)

“Quorum Nominee” means the person proposed by the Holder and/or the holder of the Other Quorum Debentures in its sole discretion to be nominated as a director of the Corporation, and any replacement therefor;

- xvii -

(eeee)

“Receiver” means a receiver, a reorganization manager or any similar Person appointed in accordance with Section 7.2;

(ffff)

“Related Party Notes” means the promissory notes dated July 12, 2006 and issued by the Corporation to (i) Keith Kretschmer in the principal amount of US$400,000 and (ii) Roy Trivett in the principal amount of $85,000;

(gggg)

“Release” means any spilling, leaking, pumping, pouring, emitting, emptying, discharging, injecting, escaping, leaching, seeping, migrating, dumping or disposing of any Hazardous Substance (including the abandonment or discarding of barrels, containers and other closed receptacles containing any Hazardous Substance) into the indoor or outdoor environment, including the movement of Hazardous Substances through or in the ambient air, soil, surface or ground water, or property;

(hhhh)

“Remedial Action” means all actions taken to (i) clean up, remove, remediate, contain, treat, monitor, assess, evaluate or in any other way address Hazardous Substances in the indoor or outdoor environment; (ii) prevent or minimize a Release or threatened Release of Hazardous Substances so they do not migrate or endanger or threaten to endanger public health or welfare or the indoor or outdoor environment; (iii) perform pre-remedial studies and investigations and post-remedial operation and maintenance activities; or (iv) any other actions authorized by 42 U.S.C. § 9601;

(iiii)

“Revolver” means Indebtedness of the Corporation to an Authorized Bank in the aggregate maximum principal amount of $1,000,000;

(jjjj)

“Security Agreement” means the security agreement issued by the Corporation in favour of the Holder dated the date hereof, and security agreements issued by each Guarantor in favour of the Holder, as applicable;

(kkkk)

“Security Documents” means the security agreements (including the Security Agreement), documents, and instruments from time to time executed or delivered to create, grant and maintain a perfected Encumbrance on the Collateral in favour of the Holder;

(llll)

“Security Interest” means the Encumbrances granted by the Loan Parties to the Holder under the Loan Documents;

(mmmm)

“Solvent” means, with respect to any Person on a particular date, that on such date (i) the realizable value of the Person's assets is greater than the sum of its liabilities (actual and contingent), (ii) the Person is able to meet its liabilities as they become due, and (iii) such Person is not an “insolvent person” as such term is defined in the BIA (Canada) or a “debtor” as such term is defined in the CCAA;

(nnnn)

“Subscription Agreement” means the subscription agreement entered into between the Holder and the Corporation as of even date herewith in respect of the subscription by the Holder for the Debenture;

(oooo)

“Subsidiary” means any corporation, partnership, company, trust, estate, association, joint venture, or other business entity (i) the accounts of which would be consolidated with those of such Person in such Person’s consolidated financial statements if such financial statements were prepared in accordance with GAAP or (ii) of which more than 50% of (A) the outstanding shares or interests of any class carrying voting rights are beneficially owned, directly or indirectly, by the Corporation, including, without limitation, the entities listed in Schedule “A”, (B) in the case of a partnership or limited liability company, the interest in the capital or profits of such partnership or limited liability company, or (C) in the case of a trust, estate, association, joint venture or other business entity, the beneficial interest in such trust, estate, association or other business entity is, at

- xviii -

the time of determination, owned or controlled directly or indirectly through one or more intermediaries, by such Person and “Subsidiaries” means all of the Subsidiaries;

(pppp)

“Taxes” has the meaning ascribed thereto in Section 2.3;

(qqqq)

“Technology” means all technology created, developed or acquired by the Corporation and each of the Subsidiaries whether or not patented or patentable and whether or not fixed in any medium whatsoever, including without limitation, all inventions, know how, techniques, processes, procedures, methods, trade secrets, research and technical data, records, formulae, designs, sketches, patterns, specifications, blue prints, flow charts or sheets, equipment and parts lists and descriptions, samples, reports, studies, findings, algorithms, instructions, guides, manuals, and plans for new or revised products and/or services;

(rrrr)

“Title Insurance Policy” means a mortgagee’s loan policy, in form and substance satisfactory to the Holder, together with all endorsements made from time to time thereto, issued by or on behalf of a title insurance company satisfactory to the Holder, insuring the Encumbrance created by a Mortgage in an amount and on terms satisfactory to the Holder, delivered to the Holder;

(ssss)

“Trade Marks” means the trade marks, trade names, trade styles, service marks, brand names, logos, certification marks, prints, labels or the like held by or used in the business of the Corporation or any of its Subsidiaries from time to time, whether used in association with wares or with services, and all similar, present or future marks, names, styles, logos, prints or labels and all applications, registrations and recordings thereof in Canada, the United States of America or elsewhere, including every modification, renewal, reissue or other extension of any registration or recording; and

(tttt)

“TSXV” means the TSX Venture Exchange.

1.2.

Interpretation

For the purposes of this Debenture, except as expressly provided or unless the context requires otherwise:

(a)

the headings used throughout this Debenture are for ease of reference only and shall not in any way affect the meaning or interpretation of this Debenture;

(b)

any reference herein to a numbered or lettered part or section refers to the specified part or section of this Debenture;

(c)

“hereto”, “herein”, “hereof”, “hereunder” and similar expressions refer to this Debenture and not to any particular part or section of this Debenture;

(d)

any words or expressions contained in this Debenture which impart the singular number include the plural number and vice versa;

(e)

the words “include,” “includes” and “including” shall be deemed to be followed by the phrase “without limitation,” whether or not so expressly stated in each such instance and the term “or” has, except where otherwise indicated, the inclusive meaning represented by the phrase “and/or”;

(f)

the word “will” shall be construed to have the same meaning and effect as the word “shall”;

(g)

any definition of or reference to any agreement, instrument or other document herein shall be construed as referring to such agreement, instrument or other document as from time to time amended, supplemented or otherwise modified;

(h)

any reference herein to any Person shall be construed to include such Person’s successors and assigns;

- xix -

(i)

any words or expressions contained in this Debenture which impart any gender include all genders; and

(j)

all dollar amounts expressed herein refer to lawful currency of Canada.

1.3.

Schedules

The following schedules attached hereto are hereby incorporated into and form part of this Debenture:

Schedule “A”	–	Subsidiaries
Schedule “B”	–	[INTENTIONALLY DELETED]
Schedule “C”	–	Permitted Unsecured Indebtedness
Schedule “D”	–	Material Contracts
Schedule “E”	–	[INTENTIONALLY DELETED]

1.4.

Proper Law and Attornment

This Debenture and all matters arising hereunder shall be governed by and construed in accordance with the laws of the Province of Ontario and the laws of Canada applicable therein.  Each of the parties hereto irrevocably and unconditionally, with respect to any matter or thing arising out of or pertaining to this Debenture, hereby attorns and submits to the non-exclusive jurisdiction of the courts of the Province of Ontario for the determination of all matters arising pursuant to this Debenture.

1.5.

Non-Business Days

Whenever any payment hereunder (whether in regard to Principal, Interest or otherwise) shall become due on a day which is not a Business Day, the due date thereof shall be extended to the next succeeding Business Day.  During an extension under this Section 1.5 of any due date for payment of any Principal sum, Interest shall be payable to the date of actual payment of such Principal sum at the rate payable hereunder.

1.6.

Application of Payments and Proceeds of Collateral

All payments made in respect of the repayment of this Debenture, and, after the occurrence and during the continuance of an Event of Default, all proceeds of Collateral, shall be applied firstly to payment of costs, secondly to payment of Interest and thirdly to payment of Principal.

ARTICLE 8.2.
DEBENTURE

2.1.

Indebtedness

The Corporation for value received hereby promises to pay to or to the order of the Holder on the Maturity Date, the Principal.  On the Maturity Date, or earlier as required by Section 7.2 hereof, payment of Principal is to be made in lawful money of Canada at the address of the Holder set out in Section 9.1 or other location designated by the Holder by notice to the Corporation.

2.2

No Prepayment

The Corporation shall not be entitled to prepay all or any portion of the Principal.  The Corporation may prepay interest on the Principal in accordance with Section 3.3 hereof.

2.3

Deduction or Withholding

Any and all payments by the Corporation hereunder, and any amounts on account of interest or deemed interest, shall be made free and clear of and without deduction for any and all present or future taxes, levies, imposts, deductions, charges or withholdings, and all liabilities with respect thereto, excluding taxes imposed on net income or franchise taxes of the Holder by the jurisdiction in which the Holder is organized or has its principal office (all such non-excluded taxes, levies, imposts, deductions, charges withholdings and liabilities, collectively or individually, “Taxes”).  If the Corporation shall be required to deduct any Taxes from or in respect of any sum payable hereunder to the Holder, (i) the sum payable shall be increased by the amount (an “additional amount”) necessary so that after making all required deductions (including deductions applicable to additional sums payable under this paragraph) the Holder shall receive an amount equal to the sum it would have received had no such

- xx -

deductions been made, (ii) the Corporation shall make such deductions and (iii) the Corporation shall pay the full amount deducted to the relevant governmental authority in accordance with applicable law.

In addition, the Corporation agrees to pay to the relevant governmental authority in accordance with applicable law any present or future stamp or documentary taxes or any other excise or property taxes, charges or similar levies that arise from any payment made hereunder or from the execution, delivery or registration of, or otherwise with respect to, this Debenture (“Other Taxes”).  The Corporation shall deliver to the Holder official receipts, if any, in respect of any Taxes or Other Taxes payable hereunder promptly after payment of such Taxes or Other Taxes or other evidence of payment reasonably acceptable to the Holder.

The Corporation hereby indemnifies and agrees to hold the Holder harmless from and against Taxes and Other Taxes (including, without limitation, Taxes and Other Taxes imposed on any amounts payable under this paragraph, paid by such person, whether or not such Taxes or Other Taxes were correctly or legally asserted.  Such indemnification shall be paid within ten (10) days from the date on which any such person makes written demand therefore specifying in reasonable detail the nature and amount of such Taxes or Other Taxes.  Such written demand, as to the amount of such payment or liability delivered to the Corporation by the Holder, shall be conclusive absent manifest error.

ARTICLE 3.
INTEREST

3.1.

Interest

The Corporation shall pay interest on the Principal (“Interest”) commencing on the date hereof at a rate of eight percent (8%) per annum (the “Interest Rate”) calculated monthly and payable in arrears on the Maturity Date (an “Interest Payment Date”) until full and complete payment of this Debenture.  Whenever any amount is payable under this Debenture or any other Loan Document by the Corporation as interest or as a fee which requires the calculation of an amount using a percentage per annum, each party to this Debenture acknowledges and agrees that such amount shall be calculated as of the date payment is due without application of the “deemed reinvestment principle” or the “effective yield method”.  As an example, when interest is calculated and payable monthly, the rate of interest payable per month is 1/12 of the stated rate of interest per annum.   Interest on Interest accrued and unpaid when due shall bear Interest at the same rate as the Interest on which it is calculated, and shall be calculated and payable as provided for in Section 3.2. On the date of this Debenture, the Corporation shall prepay $1,333 towards interest.

3.2.

Default Interest

At any time, upon a default in the payment by the Corporation of Principal or Interest or any other amount due to the Holder under this Debenture, the Corporation shall pay to the Holder interest on such overdue amount at a rate per annum equal to the Interest Rate plus 2.0 percentage points, or, if a rate of interest is not otherwise in effect, interest at the highest rate specified herein prior to the Event of Default plus 2.0 percentage points.  The Interest on overdue amounts shall be payable to the Holder on demand and shall be calculated on a daily basis and compounded quarterly from the date such amount becomes due and payable and for as long as such amount remains unpaid.

3.3.

Maximum Interest

Notwithstanding anything herein or in any Security Document to the contrary in the event that any provision of this Debenture or any other Security Document would oblige the Corporation to make any payment of interest or other amount payable to the Holder in an amount or calculated at a rate which would be prohibited by law or would result in a receipt by the Holder of interest at a criminal or prohibited rate (as such terms are construed under the Criminal Code (Canada) or any other applicable law), then notwithstanding such provision, such amount or rate shall be deemed to have been adjusted with the same effect as if adjusted at the original date of this Debenture to the maximum amount or rate of interest, as the case may be, as would not be so prohibited by law or so result in a receipt by the Holder of interest at a criminal or prohibited rate, such adjustment to be effected to the extent necessary in each case, as follows:

(a)

by reducing any fees or other amounts which would constitute interest for the purposes of section 347 of the Criminal Code (Canada) or any other applicable law; and

(b)

by reducing the amount or rate of Interest exigible under Article 3 of this Debenture.

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3.4.

Increased Costs and Reduced Return

If the Holder shall have determined that the adoption or implementation of, or any change in, any law, rule, treaty or regulation, or any policy, guideline or directive of, or any change in, the interpretation or administration thereof by, any court, central bank or other administrative or Governmental Authority, or compliance by the Holder or any Person controlling the Holder with any directive of, or guideline from, any central bank or other Governmental Authority or the introduction of, or change in, any accounting principles applicable to the Holder or any Person controlling the Holder (in each case, whether or not having the force of law) (each, a “Change in Law”), shall (i) subject the Holder or any Person controlling the Holder to any tax, duty or other charge with respect to this Debenture or any loan made by the Holder or change the basis of taxation of payments to the Holder or any Person controlling the Holder of any amounts payable hereunder (except for taxes on the overall net income of the Holder or any Person controlling the Holder), (ii) impose, modify or deem applicable any reserve, special deposit or similar requirement against any loan, or against assets of or held by, or deposits with or for the account of, or credit extended by, the Holder or any Person controlling the Holder, or (iii) impose on the Holder or any Person controlling the Holder any other condition regarding this Debenture or any loan, and the result of any event referred to in clauses (i), (ii) or (iii) above shall be to increase the cost to the Holder of making any loan, or agreeing to make any loan or to reduce any amount received or receivable by the Holder hereunder, then, upon demand by the Holder, the Corporation shall pay to the Holder such additional amounts as will compensate the Holder for such increased costs or reductions in amount.

If the Holder shall have determined that any Change in Law either (i) affects or would affect the amount of capital required or expected to be maintained by the Holder or any Person controlling the Holder and the Holder determines that the amount of such capital is increased as a direct or indirect consequence of any loans made or maintained, the Holder’s or any such other controlling Person’s other obligations hereunder, or (ii) has or would have the effect of reducing the rate of return on the Holder’s or any such other controlling Person’s capital to a level below that which the Holder or such controlling Person could have achieved but for such circumstances as a consequence of any loans made or maintained, or any agreement to make loans, or the Holder’s or such other controlling Person’s other obligations hereunder (in each case, taking into consideration, the Holder’s or such other controlling Person’s policies with respect to capital adequacy), then, upon demand by the Holder, the Corporation shall pay to the Holder from time to time such additional amounts as will compensate the Holder for such cost of maintaining such increased capital or such reduction in the rate of return on the Holder’s or such other controlling Person’s capital.

All amounts payable under this Section 3.4 shall bear interest from the date that is 10 days after the date of demand by the Holder until payment in full to the Holder at the Interest Rate.  A certificate of the Holder claiming compensation under this Section 3.4, specifying the event herein above described and the nature of such event shall be submitted by the Holder to the Corporation, setting forth the additional amount due and an explanation of the calculation thereof, and the Holder’s reasons for invoking the provisions of this Section 3.4, and shall be final and conclusive absent manifest error.

3.5.

General

All interest shall be computed on the basis of a year of 365 days for the actual number of days, including the first day but excluding the last day, elapsed.

ARTICLE 4.
[INTENTIONALLY DELETED]

ARTICLE 5.
[INTENTIONALLY DELETED]

ARTICLE 6.
REPRESENTATIONS, WARRANTIES AND COVENANTS

6.1.

Corporation’s Positive Covenants

The Corporation covenants and agrees that so long as this Debenture is outstanding:

(a)

Punctual Payment.  It will duly and punctually pay or cause to be paid all amounts payable by the Corporation to the Holder hereunder at the times and in the manner provided for herein;

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(b)

Use of Proceeds.  Principal amounts advanced under this Debenture shall be used for the following purposes:

(i)

to advance the Corporation’s core business plan;

(ii)

to enhance and expand the capabilities of the Corporation's current products to maintain the product leadership that the Corporation has in the industries that it addresses;

(iii)

to identify and pursue new business opportunities for the Corporation in the law enforcement and security space;

(iv)

to support the Corporation's development of new proprietary technology addressing the information integration needs of both the law enforcement and health care industries;

(v)

to support the integration of the Corporation's solutions with complementary “partner” products as a basis for expanding the scope and depth of the Corporation's product penetration; and

(vi)

to support the Corporation's in-house development of the skills required to execute product development and to provide general working capital to support the expansion of the business;

(c)

Conduct of Business.  It will and will cause each of its Subsidiaries to do all things necessary or desirable to maintain and preserve its and their respective corporate existence in its and their respective jurisdictions of incorporation, maintain and preserve its and their respective corporate power and capacity to own its and their respective properties and assets, and carry on its and their respective businesses in a commercially reasonable manner, and become or remain, and cause each of its Subsidiaries to become or remain, duly qualified and in good standing in each jurisdiction in which the character of the properties owned or leased by it or in which the transaction of its business makes such qualification necessary, and it will forthwith advise the Holder in writing if any of its Subsidiaries acquires assets, starts to carry on an active business or proposes to provide a guarantee or any security to any Person;

(d)

Maintain Property and Assets.  It will maintain and cause each of its Subsidiaries to maintain all of its and their property and assets in good repair and working condition, consistent with the industry standards, reasonable wear and tear excepted, and continue to carry on its and their business as presently conducted and in compliance with all leases, licences, and permits and maintain its and their books and records in a manner consistent with good business practice and in accordance with GAAP and in a manner sufficient to permit the Holder to confirm compliance by the Corporation with the Corporation’s covenants hereunder;

(e)

Inspection.  It will, and will cause its Subsidiaries to, at any reasonable time and from time to time upon reasonable prior notice, permit the Holder or representatives thereof to conduct (i) inspections of the books and records of the Corporation and its Subsidiaries and to make copies thereof, and to discuss the affairs, finances and accounts of the Corporation and its Subsidiaries with the Auditors and officers of the Corporation, or (ii) business or enterprise valuations of the Corporation or its Subsidiaries at any time and from time to time in a manner so as to not unduly disrupt the business of Corporation or its Subsidiaries.  The Corporation agrees to pay  (A) $1,500 per day per examiner plus the examiner’s out-of-pocket costs and reasonable expenses incurred in connection with all such visits, audits, inspections, valuations, and field examinations up to a maximum aggregate amount of $7,500 per year; and (B) during the period that any Default or Event of Default has occurred and is continuing, the cost of all audits, appraisals and business valuations (including enterprise valuation appraisals) conducted by third party auditors or appraisers on behalf of the Holder;

(f)

Other Obligations.  It will pay or cause to be paid and cause each of its Subsidiaries to pay or cause to be paid when required all amounts related to taxes, wages, workers’ compensation obligations, government royalties or pension fund obligations and any other amount which may result in an Encumbrance against the assets of the Corporation or any of its Subsidiaries arising under any statute or regulation, other than a Permitted Encumbrance or to make adequate reserve for any such amount in accordance with GAAP, the payment of which is being contested in good

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faith by proper proceedings which stay the imposition of any penalty, fine or Encumbrance resulting from the non-payment thereof;

(g)

Additional Guaranties and Collateral Security.  Cause:

(i)

each Subsidiary of the Corporation (the “New Subsidiary”) to execute and deliver to the Holder promptly and in any event within 3 Business Days after the formation or acquisition thereof (A) a Guarantee guaranteeing the Obligations, (B) Security Documents, together with (x) if such New Subsidiary has any Subsidiaries, (I) certificates (if any) evidencing all of the Capital Stock of such Subsidiary owned by such New Subsidiary, (II) undated stock powers executed in blank, and (III) such opinions of counsel and such approving certificate of such Subsidiary as the Holder may reasonably request in respect of complying with any legend on any such certificate or any other matter relating to such shares, (C) if such New Subsidiary has a fee interest in any real property that would constitute After Acquired Property if it were acquired by the Corporation, one or more Mortgages creating on such real property a perfected, first priority Encumbrance on such real property, a Title Insurance Policy covering such real property, a current survey of such real property and a surveyor’s certificate, each in form and substance reasonably satisfactory to the Holder, together with such other agreements, instruments and documents as the Holder may reasonably require whether comparable to the documents required under Section 6.1(u) or otherwise, and (D) such other agreements, instruments, approvals, legal opinions, or other documents reasonably requested by the Holder in order to create, perfect, establish the first priority of or otherwise protect any Encumbrance purported to be covered by any such Security Document or Mortgage, or otherwise to effect the intent that such New Subsidiary shall become bound by all of the terms, covenants and agreements contained in the Loan Documents and that all property and assets of such New Subsidiary shall become Collateral for the Obligations;

(ii)

the Loan Party that is the owner of the Capital Stock of such New Subsidiary to execute and deliver promptly and in any event within 3 Business Days after the formation or acquisition of such New Subsidiary a joinder to the Security Documents (if it is not already a party thereto), together with (A) certificates (if any) evidencing all of the Capital Stock of such New Subsidiary, (B) undated stock powers or other appropriate instruments or assignment executed in blank with signature guaranteed, (C) such opinions of counsel and such approving certificate of such New Subsidiary as the Holder may reasonably request in respect of complying with any legend on any such certificate or any other matter relating to such shares, and (D) such other agreements, instruments, approvals, legal opinions, or other documents;

(h)

Compliance with Applicable Law and Contracts.  It will do or cause to be done and cause each of its Subsidiaries to do or cause to be done all acts necessary or desirable to comply with all applicable, federal, provincial and municipal laws, requirements, standards.  It will and will cause each of its Subsidiaries to comply with the requirements of all Material Contracts to which it and they respectively are parties or by which respectively it and they or its and their properties are bound, non-compliance with which would, singly or in the aggregate, have a Material Adverse Effect upon its or any one of its Subsidiaries’ respective business, property, financial condition or prospects;

(i)

Accounting Methods and Financial Records.  It will and will cause each of its Subsidiaries to maintain a system of accounting which is established and administered in accordance with GAAP, keep adequate records and books of account in which accurate and complete entries shall be made in accordance with GAAP reflecting all transactions required to be reflected by such accounting principles and keep accurate and complete records of any property owned by it and each of them, respectively;

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(j)

Reporting Requirements.  Furnish to the Holder:

(i)

as soon as available and in any event within 60 days after the end of each fiscal quarter of the Corporation, consolidated and consolidating balance sheets, consolidated and consolidating statements of operations and retained earnings and consolidated and consolidating statements of cash flows of the Corporation and its Subsidiaries as at the end of such quarter, and for the period commencing at the end of the immediately preceding Fiscal Year and ending with the end of such quarter, setting forth in each case in comparative form the figures for the corresponding date or period of the immediately preceding Fiscal Year, in accordance with GAAP applied in a manner consistent with that of the most recent audited financial statements of the Corporation and its Subsidiaries furnished to the Holder;

(ii)

as soon as available, and in any event within 120 days after the end of each Fiscal Year of the Corporation and its Subsidiaries, consolidated and consolidating balance sheets, consolidated and consolidating statements of operations and retained earnings and consolidated and consolidating statements of cash flows of the Corporation and its Subsidiaries as at the end of such Fiscal Year, setting forth in each case in comparative form the corresponding figures for the immediately preceding Fiscal Year, all in reasonable detail and prepared in accordance with GAAP, and accompanied by a report and an unqualified opinion, prepared in accordance with generally accepted auditing standards, of the Auditors of the Corporation and satisfactory to the Holder;

(iii)

as soon as available, and in any event within 45 days after the end of each fiscal month of the Corporation and its Subsidiaries, internally prepared consolidated and consolidating balance sheets, consolidated and consolidating statements of operations and retained earnings and consolidated and consolidating statements of cash flows as at the end of such fiscal month, and for the period commencing at the end of the immediately preceding Fiscal Year and ending with the end of such fiscal month, in accordance with GAAP applied in a manner consistent with that of the most recent audited financial statements furnished to the Holder;

(iv)

no later than 30 days after the commencement of each Fiscal Year, financial projections, supplementing and superseding the financial projections for the period referred to in Section 7(k)(ii) in the Subscription Agreement;

(v)

as soon as possible, and in any event within 3 Business Days of the date when any officer of the Corporation or any of its Subsidiaries obtains knowledge of the occurrence of any event or development that could reasonably be expected to result in a Material Adverse Effect, the written statement of an officer of the Corporation setting forth the details of such event or development having a Material Adverse Effect and the action which the affected Loan Party proposes to take with respect thereto;

(vi)

promptly after the commencement thereof but in any event not later than 5 Business Days after service of process with respect thereto on, or the obtaining of knowledge thereof by, the Corporation or any of its Subsidiaries, notice of each action, suit or proceeding before any court or other Governmental Authority or other regulatory body or any arbitrator which, if adversely determined, could reasonably be expected to result in a Material Adverse Effect;

(vii)

promptly after the sending or filing thereof, copies of all statements, reports and other information the Corporation or any of its Subsidiaries sends to any holders of its Indebtedness or its securities or files with the TSXV or any national (domestic or foreign) securities exchange;

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(viii)

promptly upon receipt thereof, copies of all financial reports (including management letters), if any, submitted to the Corporation or any of its Subsidiaries by its Auditors in connection with any annual or interim audit of the books thereof; and

(ix)

promptly upon request, such other information concerning the condition or operations, financial or otherwise, of the Corporation or any of its Subsidiaries as the Holder may from time to time may reasonably request;

(k)

Payment of Taxes and Claims.  It will and will cause each of its Subsidiaries to:

(i)

pay and discharge all lawful claims for labour, material and supplies;

(ii)

pay and discharge all obligations which may result in liens on its or their assets;

(iii)

pay and discharge all taxes payable by it and each of them, respectively; and

(iv)

withhold and collect all taxes required to be withheld and collected by it and each of them, respectively, and remit such taxes to the appropriate governmental body at the time and in the manner required or to make adequate reserve for any such amount in accordance with GAAP, the payment of which is being contested in good faith by proper proceedings which stay the imposition of any penalty, fine or Encumbrance resulting from the non-payment thereof;

(l)

Notice of Event of Default.  It will, as soon as it shall become aware of the same, give notice to the Holder of any Default, Event of Default, or the occurrence or non-occurrence of any event which constitutes, or which with the passage of time or giving of notice or both would constitute, a material default under any other agreement to which it or any Subsidiary is a party or by which it or any Subsidiary or any of its or their properties may be bound, giving in each case the details thereof and specifying the action proposed to be taken with respect thereto, regarding the Corporation or any Subsidiary of the Corporation;

(m)

Insurance.  The Corporation shall maintain and cause its Subsidiaries to maintain insurance on its and their respective properties and assets and for the operation of its and their respective businesses in such amounts and against such risks as would be customarily obtained and maintained by a prudent owner of similar properties and assets operating a similar business (including without limitation appropriate liability insurance, including directors and officers liability and corporate reimbursement insurance (the “D&O Policy”) with responsible insurers in accordance with acceptable industry standards for coverage in the amount and on terms acceptable to the Holder, acting reasonably), and shall provide certified copies of such policies to the Holder upon request.  Such policies of insurance shall include coverage against loss or damage of its property and assets by fire and other hazards, and business interruption insurance.  All such insurance policies relating to such properties and assets of the Corporation shall name the Holder as loss payee as its interest may appear, with a loss payable and additional insured endorsement in favour of Holder as Holder shall require, and shall provide for not less than 30 days prior written notice to Holder of the exercise of any right of cancellation and copies thereof or certificates in respect of the coverage provided thereby shall be delivered to the Holder upon request.  The Corporation shall pay all premiums in respect of such insurance when due and shall promptly furnish the Holder upon request with receipts or other satisfactory evidence of the payment thereof.  As of the date hereof, none of the Corporation, its Subsidiaries or any officer or director thereof are aware of any outstanding or pending insurance claims involving the Corporation, its Subsidiaries or any officer or director thereof, or has reason to believe that any existing insurance policy will not be renewed on its renewal date, including but not limited to, the Corporation’s D&O Policy;

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(n)

Compliance with Securities Legislation and Matters.  The Corporation shall comply with the requirements of all applicable securities laws and the regulations thereunder and shall take no step with a view to, or which would result in, the Corporation ceasing to be a reporting issuer or its equivalent in good standing under the securities laws of the United States, Alberta and British Columbia or the regulations thereunder or under the securities laws of any other jurisdiction;

(o)

Maintain Listing.  The Corporation shall continuously maintain the listing of its Common Shares on the TSXV or upon such other stock exchange as may be acceptable to the Holder;

(p)

Secondary Offering.  If, at any time, the Corporation undertakes a treasury offering of shares by way of prospectus, the Holder may participate by way of a secondary offering of which the Holder may sell all or any of the Common Shares beneficially owned by the Holder, unless this right would, in the opinion of the financial advisor and/or underwriter retained by the Corporation to complete such transaction, materially prejudice the treasury offering;

(q)

Intellectual Property.  The Corporation shall and shall cause its Subsidiaries to: (i) as and to the extent considered by the Corporation to be appropriate in the Corporation’s good faith judgment, reasonably exercised, undertake reasonable acts to maintain and preserve the Patents and Intellectual Property and the rights under any Patent licenses, including, but not limited to, timely prosecution of all applications for the registration of same, defending administrative and legal challenges to their validity, filing of affidavits and declarations of use and incontestability, where applicable, and renewals and initiating opposition or cancellation proceedings or litigation against users of the same or confusingly similar marks who seriously threaten the validity or rights of the Corporation in its Patents and Intellectual Property; (ii) as and to the extent considered by the Corporation to be appropriate in the Corporation’s good faith judgment, reasonably exercised, have the duty (A) to prosecute diligently any patent application of the Patents and any trade mark or service mark application of the Trade Marks pending as of the date hereof or thereafter until termination of this Debenture, (B) to make application on the Corporation’s unpatented but patentable inventions and on the Corporation’s trade marks and service marks, as is appropriate in the Corporation’s good faith judgment, and (C) to use its best efforts to preserve and maintain all rights in patent applications of the Patents and in trade mark and service mark applications and trade mark and service mark registrations of the Trade Marks; and (iii) maintain the confidentiality and secrecy of all trade secrets included in the Patent collateral and will establish and maintain confidentiality protocols and procedures (including use of confidentiality agreements) customarily established and implemented by a prudent owner of similar properties and assets operating a similar business.  Any expenses incurred in connection with such applications shall be borne by the Corporation, including the timely payment of maintenance fees in the correct categories;

(r)

Obtaining of Permits, Etc.  Obtain, maintain and preserve, and cause each of its Subsidiaries to obtain, maintain and preserve, and take all necessary action to timely renew, all material permits, licenses, authorizations, approvals, entitlements and accreditations which are necessary in the proper conduct of its business;

(s)

Landlord Collateral Access Agreements.  Use its reasonable commercial efforts to obtain written access agreements, in form and substance satisfactory to the Holder, providing access to Collateral located on any premises not owned by the Corporation or any of its Subsidiaries in order to remove such Collateral from such premises during an Event of Default;

(t)

Subordination. Cause all Indebtedness and other obligations now or hereafter owed by it to any of its Affiliates to be subordinated in right of payment and security to the Indebtedness and other Obligations owing to the Holder in accordance with a subordination agreement in form and substance satisfactory to the Holder;

(u)

After Acquired Property.  Upon the acquisition by it or any of its Subsidiaries of any After Acquired Property, immediately so notify the Holder, setting forth with specificity a description of

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the interest acquired, the location of the real property, any structures or improvements thereon and either an appraisal or such Loan Party’s good-faith estimate of the current value of such real property (for purposes of this Section, the “Current Value”).  The Holder shall notify the Corporation whether it intends to require a Mortgage and the other documents referred to below.  Upon receipt of such notice requesting a Mortgage, the Person which has acquired such After Acquired Property shall immediately furnish to the Holder the following, each in form and substance satisfactory to the Holder:  (i) a Mortgage with respect to such real property and related assets located at the After Acquired Property, each duly executed by such Person and in recordable form; (ii) evidence of the recording of the Mortgage referred to in clause (i) above in such office or offices as may be necessary or, in the opinion of the Holder, desirable to create and perfect a valid and enforceable first priority lien on the property purported to be covered thereby or to otherwise protect the rights of the Holder thereunder, (iii) a Title Insurance Policy, (iv) a survey of such real property, certified to the Holder and to the issuer of the Title Insurance Policy by a licensed professional surveyor reasonably satisfactory to the Holder, and (v) such other documents or instruments (including guarantees and opinions of counsel) as the Holder may reasonably require.  The Corporation shall pay all fees and expenses, including reasonable attorneys fees and expenses, and all title insurance charges and premiums, in connection with the Corporation’s obligations under this Section 6.1(u);

(v)

Fiscal Year.  Cause the Fiscal Year of the Corporation and its Subsidiaries to end on December 31st of each calendar year unless the Holder consents to a change in such fiscal year of Corporation and its Subsidiaries (and appropriate related changes to this Debenture);

(w)

Environmental.  (i) Keep any property either owned or operated by it or any of its Subsidiaries free of any Environmental Liens; (ii) comply, and cause each of its Subsidiaries to comply, in all material respects with Environmental Laws and provide to the Holder any documentation of such compliance which the Holder may reasonably request; (iii) provide the Holder written notice within 5 days of any Release of a Hazardous Substance in excess of any reportable quantity from or onto property owned or operated by it or any of its Subsidiaries and take any Remedial Actions required to abate said Release; (iv) promptly provide the Holder with written notice within 10 days of the receipt of any of the following:  (A) notice that an Environmental Lien has been filed against any property of any Loan Party or any of its Subsidiaries; (B) commencement of any Environmental Action or notice that an Environmental Action will be filed against any Loan Party or any of its Subsidiaries; and (C) notice of a violation, citation or other administrative order which could reasonably be expected to result in a Material Adverse Effect and (v) defend, indemnify and hold harmless the Holder and its transferees, and their respective employees, agents, officers and directors, from and against any claims, demands, penalties, fines, liabilities, settlements, damages, costs or expenses (including attorney and consultant fees, investigation and laboratory fees, court costs and litigation expenses) arising out of (A) the presence, disposal, release or threatened release of any Hazardous Substances on any property at any time owned or occupied by any Loan Party or any of its Subsidiaries (or its predecessors in interest or title), (B) any personal injury (including wrongful death) or property damage (real or personal) arising out of or related to such Hazardous Substances, (C) any investigation, lawsuit brought or threatened, settlement reached or government order relating to such Hazardous Substances, (D) any violation of any Environmental Law or (E) any Environmental Action filed against the Holder;

(x)

Public Offering. The Corporation shall, and shall cause its Subsidiaries to, provide any required or requested information to the Holder and its Affiliates and cooperate with the Holder and its Affiliates in the preparation of any offering documents for the Holder and/or its Affiliates from time to time and the listing of any of their securities on any stock exchange from time to time;

(y)

Board Nominees.  The Corporation shall:

(i)

maintain capacity on the Board for the Quorum Nominee unless filled by the Quorum Nominee from time to time;

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(ii)

upon the written request of the Holder and/or the holder of the Other Quorum Debentures to the Corporation and with the consent of the Quorum Nominee, and subject to corporate governance rules and policies under applicable securities laws, propose the Quorum Nominee for nomination for election to the Board (and, if applicable, solicit proxies for such election) at the earliest of: (i) any meeting of shareholders electing directors; and (ii) the next scheduled Board meeting; provided that if no such meeting is scheduled to occur within five (5) days of such request, the Board will meet and appoint the Quorum Nominee to the Board prior to the expiration of such five (5) days; and

(iii)

within five (5) days of the Quorum Nominee leaving the Board, facilitate the appointment of a replacement Quorum Nominee designated by the Holder and/or the holder of the Other Quorum Debentures to the Board and each committee thereof for at least as long as the Obligations or any part of them remaining outstanding;

(z)

Delivery of Post-Closing Documents.  The Corporation shall deliver the following duly executed documents to the Holder for receipt by the Holder by no later than 5:00 p.m. (Toronto time) on October 19, 2007:

(i)

guarantees issued by Sunaptic Solutions Incorporated (“Sunaptic”) in favour of the Holder and the holder of the Other Quorum Debentures, substantially in the form provided by the Holder;

(ii)

security agreements issued by Sunaptic in favour of the Holder and the holder of the Other Quorum Debentures, substantially in the form provided by the Holder;

(iii)

legal opinion from counsel to Sunaptic, substantially in the form previously provided to the Holder; and

(iv)

officer’s certificate of Sunaptic, substantially in the form previously provided to the Holder.

6.2.

Corporation’s Negative Covenants

The Corporation hereby covenants and agrees with the Holder that it will not, so long as any amount owing hereunder shall remain unpaid, and it will not permit or cause any of its Subsidiaries to, without the prior written consent of the Holder:

(a)

Security Interests.  Create, issue, incur, assume or permit to exist any Encumbrance on any of its property other than (i) Encumbrances in favour of the Holder; and (ii) Permitted Encumbrances, nor do or permit anything to adversely affect the ranking or validity of the Security Interest except by incurring a Permitted Encumbrance; nor specifically assign or create a security interest in any amounts due to the Corporation or any Subsidiary by any governmental agency, authority or body by complying with the requirements relating to the assignment of such government debts.

(b)

Change in Nature of Business.  (i) Make or permit or cause any Subsidiary to make any change in the nature of its or their respective existing business, including, without limitation, the acquisition or transfer of any material assets or any Material Contracts among any of the Subsidiaries or the Corporation and the Subsidiaries, except that the Guarantors and the Corporation may transfer material assets or Material Contracts among themselves provided that written notice of such transfer is provided to the Holder prior to or within 10 Business Days after such transfer, and the Corporation and its Subsidiaries shall be permitted to enter into transfer pricing arrangements within the corporate group; or (ii) make any change in its Auditors without the prior written consent of the Holder.

(c)

Loans, Advances, Investments, Etc.  Make or commit or agree to make any loan, advance guarantee of obligations, other extension of credit or capital contributions to, or hold or invest in or commit or agree to hold or invest in, or purchase or otherwise acquire or commit or agree to purchase or otherwise acquire any shares of the Capital Stock, bonds, notes, debentures or other securities of, or make or commit or agree to make any other investment in, any other Person, or purchase or own any futures contract or otherwise become liable for the purchase or sale of currency or other commodities at a future date in the nature of a futures contract, or purchase all or substantially all of the assets of any other Person, or permit any of its Subsidiaries to do any of the foregoing, except for:  (i) investments existing on the date hereof, as set forth on Schedule “A” hereto, (ii) temporary loans and advances by the Corporation to a Subsidiary or temporary guarantees given by the Corporation in respect of a Subsidiary, made in the ordinary course of

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business and not exceeding in the aggregate for all such loans, advances and guarantees by the Corporation at any one time outstanding $500,000; and (iii) Permitted Investments.

(d)

Mergers.  Enter into any transaction or series of related transactions (whether by way of reconstruction, reorganization, consolidation, amalgamation, dissolution or otherwise) whereby all or any substantial part of its undertaking, property or assets would become the property of any other Person or, in the case of any such amalgamation, of the continuing corporation resulting therefrom.

(e)

Disposal of Assets.  Directly or indirectly, license, sell, lease, assign, transfer, abandon, convey or otherwise dispose of any of its undertaking or assets or any of the undertaking or assets of any of its Subsidiaries (including any Capital Stock of any of its Subsidiaries or other corporation or Person) except as follows:

(i)

the Corporation or any of its Subsidiaries may, in the ordinary course of business (A) sell any inventory or other assets that are customarily sold by the Corporation or such Subsidiary or (B) license (on a non-exclusive basis), or enter into a re-seller agreement in respect of, any software that is customarily licensed by the Corporation or such Subsidiary, in each case as part of the normal operation of its respective business; and

(ii)

the Corporation or any of its Subsidiaries may, in the ordinary course of business, sell equipment, fixtures, materials or supplies that are no longer required in the business of the Corporation or such Subsidiary or that are worn-out or obsolete.

(f)

Distributions.  (i) Declare, make or pay any dividend or other distribution on any of the Capital Stock of the Corporation or any of its Subsidiaries other than a distribution made by a Subsidiary to the Corporation, (ii) make any payment to retire, or to obtain the surrender of, any outstanding warrants, options or other rights for the purchase or acquisition of shares of any class of Capital Stock of the Corporation or any of its Subsidiaries, now or hereafter outstanding, or (iii) pay any management fees or any other fees or expenses (including the reimbursement thereof by Corporation or any of its Subsidiaries) pursuant to any management, consulting or other services agreement to any of the shareholders or other equityholders of the Corporation or any of its Subsidiaries or other Affiliates, or to any other Subsidiaries or Affiliates of the Corporation; provided, however, that (A) fees or expenses may be paid to companies owned by the Chief Executive Officer and the Senior Vice President of the Corporation pursuant to management or consulting agreements, between the Corporation and such companies, provided that copies of such agreements have been provided to the Holder; and (B) so long as no Default or Event of Default has occurred and is continuing or would result therefrom (1) any Subsidiary of the Corporation may pay dividends to the Corporation and (2) the Corporation may pay dividends in the form of common Capital Stock.

(g)

Limitations on Dividends and Other Payment Restrictions Affecting Subsidiaries.  Create or otherwise cause, incur, assume, suffer or permit to exist or become effective any consensual encumbrance or restriction of any kind on the ability of any Subsidiary of the Corporation (i) to pay dividends or to make any other distribution on any shares of Capital Stock of such Subsidiary owned by the Corporation or any of its Subsidiaries, (ii) to pay or prepay or to subordinate any Indebtedness owed to the Corporation or any of its Subsidiaries, (iii) to make loans or advances to the Corporation or any of its Subsidiaries or (iv) to transfer any of its property or assets to the Corporation or any of its Subsidiaries, or permit any of its Subsidiaries to do any of the foregoing; provided, however, that nothing in any of clauses (i) through (iv) of this Section 6.2(g) shall prohibit or restrict compliance with:

(A)

this Debenture and the other Loan Documents;

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(B)

any applicable law, rule or regulation (including applicable currency control laws and applicable state corporate statutes restricting the payment of dividends in certain circumstances);

(C)

in the case of clause (iv), any agreement setting forth customary restrictions on the subletting, assignment or transfer of any property or asset that is leased or licensed; or

(D)

in the case of clause (iv), any agreement, instrument or other document evidencing a Permitted Encumbrance that restricts, on customary terms, the transfer of any property or assets subject thereto, including without limitation the Revolver and any guarantee or security granted in connection therewith and the Other Quorum Debentures.

(h)

Alteration of Capital.  Create, purchase, redeem or retire in any way any of its Capital Stock or otherwise reduce its issued or paid up capital in respect of such Capital Stock or otherwise permit a change in the authorized capital structure or in the terms of any of its Capital Stock.

(i)

Transactions Out of the Ordinary Course.  Enter into or effect any transactions out of the ordinary course of business, including, without limitation, licenses of Intellectual Property that are not on bona fide commercial terms or are granted to non-arm’s length parties (other than to a wholly-owned Subsidiary provided that (i) the license provides that it may be terminated at will by the Corporation and (ii) notice of such license is forthwith given to the Holder).

(j)

Financial Assistance.  Other than financial assistance provided on normal credit terms for accounts receivable and normal commercial credit terms to customers, including, without limitation, deferred payment plans for license subscriptions, provide any financial assistance to any Person except financial assistance provided to the Corporation by a Subsidiary or to a Subsidiary by the Corporation.

(k)

Maintenance and Ownership of Subsidiaries.  In the case of the Corporation, sell or otherwise dispose of any shares or interests in the capital of any of its Subsidiaries or permit any of such Subsidiaries to issue, sell or otherwise dispose of any shares or interests in the capital of such Subsidiary or the capital of any other of such Subsidiaries, except to the Corporation.

(l)

Winding-up.  Take or institute proceedings for the winding-up, reorganization or dissolution of the Corporation or any Subsidiary.

(m)

Lease Obligations.  Create, incur or suffer to exist, or permit any of its Subsidiaries to create, incur or suffer to exist, any obligations as lessee (i) for the payment of rent for any real or personal property in connection with any sale and leaseback transaction, or (ii) for the payment of rent for any real or personal property under leases or agreements to lease other than (A) Capitalized Lease Obligations which would not cause the aggregate amount of all obligations under Capitalized Leases entered into after the date hereof owing by the Corporation and its Subsidiaries in any Fiscal Year to exceed the amounts set forth in Section 6.1(w), and (B) Operating Lease Obligations which would not cause the aggregate amount of all Operating Lease Obligations owing by the Corporation and its Subsidiaries in any Fiscal Year to exceed $750,000.

(n)

Changing Location etc.  Change its name or the location of its chief executive office or head office or remove or otherwise permit any Collateral (other than in the ordinary course of business and inventory in transit) to be located at any location other than the Existing Location, without providing the Holder with 30 days prior written notice thereof and promptly taking such other steps, if any, as the Holder may require to maintain the perfection of the Security Interest.

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(o)

Modifications of Indebtedness, Organizational Documents and Certain Other Agreements; Etc.  (i) Amend, modify or otherwise change (or permit the amendment, modification or other change in any manner of) any of the provisions of any of its or its Subsidiaries’ Indebtedness for borrowed money (including Indebtedness in respect of the Revolver) or of any instrument or agreement (including any purchase agreement, indenture, loan agreement or security agreement) relating to any such Indebtedness, (ii) except as permitted by Section 6.2(b), amend, modify or otherwise change its name, jurisdiction of organization, organizational identification number or FEIN, or (iii) amend, modify or otherwise change its certificate of incorporation or bylaws (or other similar organizational documents), including by the filing or modification of any certificate of designation, or any agreement or arrangement entered into by it, with respect to any of its Capital Stock (including any shareholders’ agreement), or enter into any new agreement with respect to any of its Capital Stock, except any such amendments, modifications or changes or any such new agreements or arrangements pursuant to this clause (iii) that either individually or in the aggregate, could not reasonably be expected to result in a Material Adverse Effect.

(p)

Certain Agreements.  Agree to any material amendment or other material change to or material waiver of any of its rights under any Material Contract.

(q)

Additional Indebtedness.  Create, incur, assume, guarantee or suffer to exist, or otherwise become or remain liable with respect to any Indebtedness (whether or not subordinated to this Debenture) other than Permitted Indebtedness (including the borrowing of any funds from its shareholders or Persons related to them).

(r)

Environmental.  Permit the use, handling, generation, storage, treatment, release or disposal of Hazardous Substances at any property owned or leased by it or any of its Subsidiaries, except in compliance with Environmental Laws in a manner that such handling, generation, storage, treatment, release or disposal of Hazardous Substances could not reasonably be expected to result in a Material Adverse Effect.

(s)

ERISA.  Maintain or permit any ERISA Affiliate to maintain a Benefit Plan, Canadian Pension Plan, or Canadian Benefit Plan.

(t)

Subsidiaries.  Have any Subsidiaries that acquire assets, start to carry on an active business or provide a guarantee or any security to any Person but are not Guarantors.

(u)

Security by Subsidiaries.  Subject to Permitted Encumbrances (except for the encumbrance described at item (xvii) of such definition) and except for the Guarantees and security issued to the Holder, create, issue, incur, assume or permit to exist (i) any guarantee by any of its Subsidiaries or (ii) any Encumbrance on any property of any of its Subsidiaries, provided that if the Corporation permits such a guarantee or Encumbrance to exist with the consent of the Holder, it shall permit the Holder to also obtain such a guarantee or Encumbrance, and such guarantee and/or Encumbrance granted to the Holder shall, in all respects, rank prior to the guarantee or Encumbrance granted to such other Person, subject to Permitted Encumbrances (except for the encumbrance described at item (xvii) of such definition).

(v)

Preferred Shares.  Issue any Preferred Stock or securities convertible or exchangeable into Preferred Stock, except for the issuance of Preferred Stock of a Loan Party issued to another Loan Party.

(w)

Common Shares.  Issue or agree to issue any additional Common Shares, or securities convertible or exchangeable into Common Shares, except for (i) conversion pursuant to the Other Quorum Debentures, (ii) the issuance of up to 2,572,222 Common Shares pursuant to the exercise of warrants outstanding on the date hereof, and (iii) the issuance of options to purchase not more than 10% of the issued and outstanding Common Shares, all in accordance with a stock option plan approved by the board of directors of the Corporation, with an exercise price determined by the board of directors of the Corporation in accordance with such stock option plan.

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(x)

Transactions with Affiliates.  Enter into, renew, extend or be a party to, or permit any of its Subsidiaries to enter into, renew, extend or be a party to, any transaction or series of related transactions (including the purchase, sale, lease, transfer or exchange of property or assets of any kind or the rendering of services of any kind) with any Affiliate, except (i) in the ordinary course of business in a manner and to an extent consistent with past practice and necessary or desirable for the prudent operation of its business, for fair consideration and on terms no less favourable to it or its Subsidiaries than would be obtainable in a comparable arm’s length transaction with a Person that is not an Affiliate thereof, (ii) transactions with another Loan Party and (iii) transactions permitted by Section 6.2(c) or (f).

(y)

Annual Operating Budget. Approve, or approve of any material amendment or other material change in, the then-current annual operating budget of the Corporation.

(z)

Officers of the Corporation. Appoint, or re-appoint, any officers of the Corporation or any of the Subsidiaries, including, without limiting the generality of the foregoing, the Chief Executive Officer, the Chief Financial Officer and the Chief Operating Officer of the Corporation.

(aa)

Accounting Policies and Practices. Make any amendment or other change to any of its accounting practices, procedures or methodologies that could or would result in the Corporation's consolidated financial statements being inconsistent with the Corporation's most recent audited financial statements.

(bb)

Equity Financing. Complete any new round of equity or convertible debt financing at a price equal to or less than $0.10 per share.

ARTICLE 7.
EVENTS OF DEFAULT

7.1.

Events of Default

The occurrence of any one or more of the following events or conditions (each such event or condition being an “Event of Default”) shall constitute a default under this Debenture:

(a)

the Corporation or any Guarantor fails to make punctual payment when due of any portion of the Obligations, whether in respect of principal, interest or other amount payable to the Holder under this Debenture or any other Loan Document if such payment is not made within three Business Days of the day on which such payment is due;

(b)

the Corporation or any Guarantor fails to perform or comply with any covenant contained in this Debenture, any Security Agreement or any Mortgage to which it is a party, or in any other covenant in any Loan Document not described above and such failure, remains unremedied for five Business Days, after the occurrence thereof;

(c)

any representation, warranty or statement made by or on behalf of the Corporation or any of its Subsidiaries to the Holder under this Debenture, the Subscription Agreement or any other Loan Document is untrue in any material respect at the time when or as of which it was made;

(d)

the Corporation or any of its Subsidiaries ceases or threatens to cease to carry on in the normal course the Corporation’s or such Subsidiary’s business or any material part thereof without the prior written consent of the Holder;

(e)

the holder of a charge takes possession of all or any part of the Corporation’s or any Subsidiary’s property having a value in excess of $100,000, or a distress, execution or other similar process is levied against all or any part of such property having a value in excess of $100,000;

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(f)

if an order ceasing or suspending or prohibiting trading in any securities of the Corporation shall be issued by any stock exchange or securities regulatory authority having jurisdiction and such situation continues in excess of two weeks;

(g)

default by the Corporation or any of its Subsidiaries in the performance or observance of any covenant, condition or obligation contained in any agreement between the Corporation or any Subsidiary, as the case may be, and any Person, where such default gives rise to a right to enforce security against the Corporation or any Subsidiary, as the case may be, regardless of whether or not such other Person waives the default;

(h)

the Corporation or any of its Subsidiaries fails to pay to any Person any Indebtedness in excess of $100,000 in aggregate when due (whether at scheduled maturity or by required prepayment, acceleration, demand or otherwise) and such failure continues after any applicable grace period, except as the Holder has otherwise agreed or except where the Corporation or such Subsidiary is contesting the payment claim in good faith or any other event, shall occur and shall continue after the applicable grace period, if any, specified in such agreement or instrument, if the effect of such default or event is to accelerate, or to permit the acceleration of, the maturity of such Indebtedness; or any such Indebtedness shall be declared to be due and payable, or required to be prepaid (other than by a regularly scheduled required prepayment), redeemed, purchased or defeased or an offer to prepay, redeem, purchase or defease such Indebtedness shall be required to be made, in each case, prior to the stated maturity thereof;

(i)

an event of default occurs under any of the Other Quorum Debentures, the Guarantees, any guarantees issued by any Subsidiaries or any security issued in respect thereof;

(j)

any event occurs which could reasonably be expected to have a Material Adverse Effect on the Corporation and its Subsidiaries taken as a whole;

(k)

if the Corporation or any of its Subsidiaries is in default under any Material Contract to which it is a party and such default is not cured or waived before the earlier of (i) 30 days after the occurrence of such default, and (ii) five Business Days prior to the expiry of the applicable cure period, if any, under such Material Contract;

(l)

any provision of any Loan Document shall at any time for any reason (other than pursuant to the express terms thereof) cease to be valid and binding on or enforceable against the Corporation intended to be a party thereto, or the validity or enforceability thereof shall be contested by any party thereto, or a proceeding shall be commenced by the Corporation or any Governmental Authority having jurisdiction over any of them, seeking to establish the invalidity or unenforceability thereof, or the Corporation shall deny in writing that it has any liability or obligation purported to be created under any Loan Document;

(m)

any Security Documents, any Mortgage or any other security document, after delivery thereof pursuant hereto, shall for any reason fail or cease to create a valid and perfected and, except to the extent permitted by the terms hereof or thereof, first priority Encumbrance in favour of the Holder for the benefit of the Holder on any Collateral purported to be covered thereby subject only to the Encumbrance securing the Indebtedness in respect of the Revolver, to the extent permitted hereby;

(n)

the Corporation or any of its Subsidiaries is enjoined, restrained or in any way prevented by the order of any court or any Governmental Authority from conducting all or any material part of its business for more than 15 days;

(o)

if a final non-appealable judgment of a court or a final non-appealable determination of a Governmental Authority finds the Corporation or any of its Subsidiaries shall be liable for any Environmental Liabilities and Costs the payment of which could reasonably be expected to result in a Material Adverse Effect;

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(p)

if a final non-appealable judgment, decree, award or order (or any settlement of any claim that, if breached, could result in a judgment, order, or award) for the payment of money due in an amount of $250,000 or more in the aggregate shall have been obtained or entered against the Corporation or any of its Subsidiaries and remain unsatisfied, or the Parent or any of its Subsidiaries shall agree to the settlement of any one or more pending or threatened actions, suits, or proceedings affecting any Loan Party before any court or other Governmental Authority or any arbitrator or mediator, providing for the payment of money due in an amount of $250,000 or more in the aggregate, and in the case of any such judgment or order either (i) enforcement proceedings shall have been commenced by any creditor upon any such judgment, order, award or settlement, or (ii) there shall be a period of 10 consecutive days after entry thereof during which a stay of enforcement of any such judgment, order, award or settlement, by reason of a pending appeal or otherwise, shall not be in effect;

(q)

if a decree or order of a court of competent jurisdiction is entered adjudging the Corporation or any of its Subsidiaries a bankrupt or insolvent or approving as properly filed a petition seeking the winding-up of the Corporation or any of its Subsidiaries under the Companies’ Creditors Arrangement Act (Canada), the Bankruptcy and Insolvency Act (Canada) or the Winding-Up and Restructuring Act (Canada) or any other bankruptcy, insolvency or analogous law or issuing sequestration or process of execution against any substantial part of the assets of the Corporation or any of its Subsidiaries or ordering the winding up or liquidation of its affairs and any such decree or order continues unstayed and in effect for a period of thirty (30) days;

(r)

if the Corporation or any of its Subsidiaries becomes insolvent, makes any assignment in bankruptcy or makes any other assignment for the benefit of creditors, makes any proposal under the Bankruptcy and Insolvency Act (Canada) or any comparable law, seeks relief under the Companies’ Creditors Arrangement Act (Canada), the Winding Up and Restructuring Act (Canada) or any other bankruptcy, insolvency or analogous law, is adjudged bankrupt, files a petition or proposal to take advantage of any act of insolvency, consents to or acquiesces in the appointment of a trustee, receiver, receiver and manager, interim receiver, custodian, sequestrator or other Person with similar powers of itself or of all or any substantial portion of its assets, or files a petition or otherwise commences any proceeding seeking any reorganization, arrangement, composition or readjustment under any applicable bankruptcy, insolvency, moratorium, reorganization or other similar law affecting creditors’ rights or consents to, or acquiesces in, the filing of such a petition;

(s)

if any Change of Control Event occurs; or

(t)

if there is a change in the nature of the business of the Corporation or any of its Subsidiaries.

7.2.

Rights Upon Default

Upon the occurrence of an Event of Default the entire Principal amount outstanding hereunder shall at the option of the Holder forthwith become immediately due and payable (and upon the occurrence of an Event of Default described above in clause (s) or (t) without any notice to any Loan Party or any other Person or any act by the Holder, the Principal then outstanding, together with all accrued and unpaid interest thereon, all fees and all other amounts due under this Debenture and the other Loan Documents shall become due and payable automatically and immediately, without presentment, demand, protest or notice of any kind, all of which are expressly waived by the Corporation), with Interest thereon, at the rate determined as herein provided, to the date of actual payment thereof, all without notice, presentment, protest, demand, notice of dishonour or any other notice of demand whatsoever, all of which are hereby expressly waived by the Corporation.  In such event the Holder may in its discretion exercise any right or recourse and/or proceed by any action, suit, remedy or proceeding against the Corporation authorized or permitted by law for the recovery of all the Indebtedness and liabilities of the Corporation to the Holder and proceed to exercise any and all rights hereunder and under the security constituted by the Security Interest.

In addition to the rights and remedies set forth above, upon the occurrence of an Event of Default, the Holder may, without any notice to the Corporation except as provided at law or in this Debenture appoint, by an

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instrument in writing delivered to the Corporation, a Receiver of the Collateral and remove any Receiver so appointed and appoint another or others in its stead or institute proceedings in any court of competent jurisdiction for the appointment of a Receiver, it being understood and agreed that:

(a)

the Holder may appoint any Person as Receiver, including an officer or employee of the Holder, with such Person’s prior written consent;

(b)

such appointment may be made at any time after an Event of Default, either before or after the Holder shall have taken possession of the Collateral;

(c)

the Holder may, from time to time, fix the reasonable remuneration of the Receiver and direct the payment thereof out of the Collateral or any Proceeds; and

(d)

the Receiver shall be deemed to be the agent of the Corporation for all purposes, and, for greater certainty, the Holder shall not be, in any way, responsible for any actions, whether wilful, negligent or otherwise, of any Receiver, and the Corporation hereby agrees to indemnify and save harmless the Holder from and against any and all claims, demands, actions, costs, damages, expenses or payments which the Holder may hereafter suffer, incur or be required to pay as a result of, in whole or in part, any action taken by the Receiver or any failure of the Receiver to do any act or thing.

No right of the Holder hereunder or under the security constituted by the Security Interest will be exclusive of or dependent upon or merge in any other right, and one or more of such rights may be exercised independently or in combination from time to time.

7.3.

Charges and Expenses

The Corporation agrees to pay on demand all costs and expenses incurred (including among other things legal fees) and fees charged by the Holder in connection with obtaining, maintaining or discharging this Debenture or any other Loan Document to and by the Holder or any Receiver in exercising any remedy under this Debenture or any other Loan Document and in carrying on the Corporation’s business.  All such amounts will bear interest from time to time at the Interest Rate, and the Corporation will reimburse the Holder upon demand for any amount so paid.

7.4.

Further Assurances

The Corporation will from time to time as soon as practicable upon request by the Holder take such action as the Holder may consider necessary to give effect to this Debenture.

7.5.

Performance by the Secured Party

In the event that the Corporation fails to perform any obligations under this Debenture, including keeping the Collateral free and clear of all Encumbrances, other than Permitted Encumbrances, the Holder may, at its option and without being under any obligation to do so, perform such obligations and the Corporation shall pay to the Holder, immediately upon demand, all costs and expenses (including, without limitation, legal fees on a solicitor-client basis) incurred by the Holder in connection therewith and all such costs and expenses shall form part of the Obligations, bear interest at the Interest Rate, both before and after demand and judgment from the date incurred by the Holder and shall be secured by the Security Interest. The performance by the Holder of any obligation of the Corporation hereunder or the curing of any Event of Default by the Holder shall not constitute a waiver by the Holder of any of its rights, remedies or privileges hereunder or relieve the Corporation from its default or any consequences thereof.

7.6.

Dealings by the Holder

The Holder may grant renewals, extensions of time and other indulgences, take and give up securities, accept compositions, grant full, partial and conditional releases and discharges, perfect or fail to perfect any securities, release any Collateral to third parties and otherwise deal or fail to deal with the Corporation, debtors of the Corporation, guarantors, sureties and others and with the Collateral and other securities as the Holder may see fit, all without prejudice to any liability of the Corporation to the Holder or the Holder’s rights and remedies under this Debenture, applicable personal property security legislation or otherwise at law.

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7.7.

No Set-Off

The Obligations shall be paid by the Corporation without regard to any equities between the Corporation and the Holder or any right of set-off or cross-claim that the Corporation may have against the Holder.

ARTICLE 8.
SECURITY

8.1.

Security

As general and continuing security for the payment and performance of the Obligations, the Corporation hereby grants a security interest in favour of the Holder as set out in the Security Agreement issued by the Corporation, the terms of which are hereby incorporated by reference in this Debenture, mutatis mutandis, and shall execute and deliver, or cause to be executed and delivered, in favour of the Holder, all such further Security Documents, including without limitation any guarantees and security agreements from some or all of the Subsidiaries from time to time pursuant to this Debenture, and do all such other acts and things, or cause all such other acts and things to be done, as the Holder may from time to time require, to create, grant and maintain a perfected Encumbrance on the Collateral in favour of the Holder, subject only to Permitted Encumbrances.  All Security Documents shall, in form and substance, be satisfactory to the Holder, acting reasonably.  The Corporation acknowledges and agrees that as at the date hereof there are additional Security Documents that will have to be executed and delivered by the Corporation and others and additional registrations and other steps that will have to be taken by the Corporation and others in order for the Security Interest to constitute a perfected Encumbrance on all of the Collateral, subject only to Permitted Encumbrances, and agrees that the right of the Holder to require such Security Documents and the performance of such other acts and things at any time and from time to time shall not be prejudiced by any delay on the part of the Holder in requesting same.  The Corporation constitutes and appoints the Holder and any officer or agent of the Holder, with full power of substitution, as the Corporation’s true and lawful attorney-in-fact with full power and authority in the place of the Corporation and in the name of the Corporation or in its own name, from time to time in the Holder’s discretion after any Event of Default or any default under this section, to take any and all appropriate action and to execute any and all documents and instruments as, in the opinion of such attorney may be necessary or desirable to accomplish the purposes of this Debenture.  These powers are coupled with an interest and are irrevocable until this Debenture and the Security Documents are terminated and released.  Nothing in this section affects the right of the Holder as secured party or any other Person on the Holder’s behalf, to sign and file or deliver (as applicable) all such financing statements, financing change statements, notices, verification agreements and other documents relating to the Collateral and this Debenture and any Security Documents as the Holder or such other Person considers appropriate.

ARTICLE 9.
GENERAL PROVISIONS

9.1.

Notices

Any notice, communication, payment or demand required or permitted to be given under this Debenture shall be deemed to have been sufficiently given to the recipient if delivered personally, or (other than in the case of payment) if sent by facsimile or sent by ordinary first class mail within Canada, postage prepaid, addressed as follows:

(a)

to the Corporation at:

4710 Kingsway
Suite 1100
Burnaby, British Columbia
V5H 4M2

Attention:

Chief Executive Officer

Facsimile:

(604) 684-9314

(b)

to the Holder at:

70 York Street

Suite 1720

Toronto, Ontario M5J 1S9

Attention:

QIP Management Inc.

Facsimile:

(416) 971-5955

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Any such mailing shall be deemed to be received on the date of delivery if delivered personally, on the next Business Day following the transmission by facsimile confirmed by the sender thereof or on the third Business Day following the date of mailing or, in the event of any disruption, strike or interruption in the Canadian postal service after mailing and prior to receipt, on the third Business Day following full resumption of such Canadian postal service.  Either party hereto may change its facsimile number or address for the purpose of this Section 9.1 by giving written notice of such change to the other.

9.2.

Amendments

Neither this Debenture nor any provision hereof may be amended, waived, discharged, or terminated orally, but only by an instrument in writing signed by the party against whom enforcement of the amendment, waiver, discharge, or termination is sought.  No delay or omission by the Holder in exercising any rights or remedies hereunder or in respect of any Obligations or the performance by the Corporation of any Obligations in default shall operate as a waiver thereof or of any other rights or remedies of the Holder. No single or partial exercise of any rights or remedies by the Holder shall preclude any other or further exercise thereof or the exercise of any other rights or remedies. A written waiver of any right or remedy shall be effective only for the specific purpose and time, if any, stipulated therein and shall not operate as a waiver of any other rights or remedies of the Holder.

9.3.

Time of the Essence

Time is expressly declared to be of the essence of this Debenture in respect of all payments to be made hereunder and all covenants and agreements to be performed and fulfilled.

9.4.

Severability

If any covenant or obligation of any party contained herein, or if any provision of this Debenture or its application to any Person or circumstance shall to any extent be invalid or unenforceable, the remainder of this Debenture or the application of such covenant or obligation to Persons or circumstances other than those to which it is held invalid or unenforceable shall not be affected, and each provision and each covenant and obligation contained in this Debenture shall be separately valid and enforceable, to the fullest extent permitted by law or at equity.

9.5.

Ranking of Debenture

This Debenture and the Other Quorum Debentures shall rank pari passu and without preference or priority one over the other notwithstanding the order of execution, delivery or registration of this Debenture and the Other Quorum Debentures, and this Debenture and the Other Quorum Debentures are secured equally and ratably against the property, assets and undertaking of the Corporation.

9.6.

Discharge of Debenture

After the Obligation has been repaid in full, the Holder shall return the Collateral to the Corporation, cancel and discharge this Debenture with respect to any Obligation that is payable by the Corporation to the Holder and execute and deliver, or cause to be executed and delivered to the Corporation such instruments as shall be necessary to discharge this Debenture and the Security Documents.

9.7.

Further Assurances

The Corporation shall promptly cure any default by it in the execution and delivery of this Debenture or of any of the other agreements provided for hereunder to which it is a party. The Corporation, at its expense, shall promptly execute and deliver or cause to be executed and delivered to the Holder, upon request by the Holder, all such other and further documents, agreements, opinions, certificates and instruments in compliance with, or accomplishment of the covenants and agreements of the Corporation hereunder or more fully to state the obligations of the Corporation set out herein or under any other document related hereto or to make any recording, file any notice or obtain any consent, all as may be reasonably necessary or appropriate in connection therewith.  The Corporation hereby irrevocably constitutes and appoints any officer for the time being of the Holder and each Receiver, the true and lawful attorney of the Corporation, at any time that an Event of Default shall have occurred and be continuing, with full power of substitution to execute and deliver all such agreements, instruments and documents and to do all such further acts and things with the right to use the name of the Corporation whenever and wherever it may be deemed necessary or expedient.

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9.8.

Entire Agreement

This Debenture and the confirmations delivered in respect of the Security Interest constitute the whole and entire agreement between the parties hereto and cancel and supersede any prior agreements, undertakings, declarations, commitments, representations, written or oral, in respect thereof.

9.9.

Judgment Currency

(a)

If for the purpose of obtaining or enforcing judgment against the Corporation in any court in any jurisdiction it becomes necessary to convert into any other currency (such other currency being hereinafter in this Section 9.9 referred to as the “Judgment Currency”) an amount due in US dollars under this Debenture, the conversion shall be made at the exchange rate prevailing on the Business Day immediately preceding:

(i)

the date actual payment of the amount due, in the case of any proceeding in the courts of the Province of Ontario or in the courts of any other jurisdiction that will give effect to such conversion being made on such date: or

(ii)

the date on which the foreign court determines, in the case of any proceeding in the courts of any other jurisdiction (the date as of which such conversion is made pursuant to this Section 9.9(a)(ii) being hereinafter referred to as the “Judgment Conversion Date”).

(b)

If in the case of any proceeding in the court of any jurisdiction referred to in Section 9.9(a)(ii) above, there is a change in the exchange rate prevailing between the Judgment Conversion Date and the date of actual payment of the amount due, the applicable party shall pay such adjusted amount as may be necessary to ensure that the amount paid in the Judgment Currency, when converted at the exchange rate prevailing on the date of payment, will produce the amount of US dollars which could have been purchased with the amount of Judgment Currency stipulated in the judgment or judicial order at the exchange rate prevailing on the Judgment Conversion Date.

(c)

Any amount due from the Corporation under this provision shall be due as a separate debt and shall not be affected by judgment being obtained for any other amounts due under or in respect of this Debenture.

9.10.

Transferability

This Debenture may only be transferred by the Holder at its sole discretion and option, in accordance with applicable securities laws and policies of the TSXV and with the prior written consent of the Corporation, not to be unreasonably withheld or delayed.

9.11.

Parties In Interest

This Debenture shall be binding on the Corporation and its successors and will be binding on and will enure to the benefit of the Holder and its successors and assigns.

- xxxix -

SCHEDULE “A”

SUBSIDIARIES

Name of Subsidiary	Jurisdiction of Incorporation, Continuance or Amalgamation	Percentage of Voting Shares Directly or Indirectly Held by the Corporation
Visiphor (U.S.) Corporation	Delaware	100%
Sunaptic Solutions Incorporated	Canada	100%
Sunaptic Solutions International, Inc.	Delaware	100%

SCHEDULE “B”

[INTENTIONALLY DELETED]

SCHEDULE “C”

PERMITTED UNSECURED INDEBTEDNESS

•

Promissory Note dated July 12, 2006 issued to Keith Kretschmer in the principal amount of US$400,000

•

Promissory Note dated July 12, 2006 issued to Roy Trivett in the principal amount of $85,000

SCHEDULE “D”

MATERIAL CONTRACTS

Commonwealth Insurance

Saskatchewan Energy

SCHEDULE “E”

[INTENTIONALLY DELETED]

EXHIBIT 10.3

AMENDED AND RESTATED

POSTPONEMENT AND SUBORDINATION AGREEMENT:

RELATED PARTIES

THIS AGREEMENT made as of the 28th day of September, 2007.

A M O N G:

ROY TRIVETT

2683 Countywoods Drive, Surrey, British Columbia  V3S 0E6

(herein called the “Related Party”)

OF THE FIRST PART

- and -

QUORUM SECURED EQUITY TRUST AND QUORUM INVESTMENT POOL LIMITED PARTNERSHIP

(herein collectively called the “Investor”)

OF THE SECOND PART

- and -

VISIPHOR CORPORATION

(herein called the “Borrower”)

OF THE THIRD PART

WHEREAS pursuant to secured debentures dated on or after July 12, 2006 (collectively, the “Debenture”) between the Borrower and the Investor the Borrower is, or will be, indebted to the Investor in the aggregate principal amount of up to $3,700,000 (which indebtedness, together with interest, fees costs and premiums with respect thereto is hereinafter called the “Investor Indebtedness”) and which Investor Indebtedness is secured by, inter alia, a general security agreement (the security now held, or hereafter acquired by the Investor, in respect of the property, assets and undertaking of the Borrower, both present and future, to secure the Investor Indebtedness are hereinafter collectively sometimes called the “Investor Security”);

AND WHEREAS the Borrower is indebted, and may hereafter become indebted, to the Related Party, in a principal amount not to exceed $85,000, (which indebtedness, together with interest, fees, costs and premiums with respect thereto is hereinafter collectively called the “Related Party Indebtedness”) which Related Party Indebtedness, or part thereof, is or may hereafter be secured by various documents and which Related Party Indebtedness is all of the indebtedness of the Borrower to the Related Party (which security and any other security now held or hereafter acquired by the Related Party in respect of the undertaking, property and assets of the Borrower, both present and future, are herein collectively sometimes called the “Related Party Security”);

AND WHEREAS the Related Party has agreed to postpone payment of the Related Party Indebtedness to payment by the Borrower of the Investor Indebtedness, provided that the Investor will permit the Borrower to repay the Related Party Indebtedness to the Related Party if the Borrower, both before and after payment, is in full compliance with the covenants contained in, and is not in default under, the Debenture and/or the Investor Security;

AND WHEREAS the Related Party has further agreed to subordinate the Related Party Security to the Investor's security;

AND WHEREAS the Borrower has agreed that it will repay the Investor Indebtedness and the Related Party Indebtedness in accordance herewith, and to maintain and deal with its assets in accordance with the provisions hereof;

AND WHEREAS certain of the parties hereto entered into a postponement and subordination agreement made on or about July 12, 2006, as amended, which is replaced and superceded by this Amended and Restated Postponement and Subordination Agreement;

NOW THEREFORE, in consideration of the sum of One Dollar ($1.00) and other good and valuable consideration, the receipt and sufficiency whereof is hereby acknowledged, the parties hereto agree as follows:

1.

Representations and Warranties

The Related Party represents and warrants to the Investor that:

(a)

it has not assigned all or any part of the Related Party Indebtedness or Related Party Security ever held by it to any person who is not a party to this agreement;

(b)

the Borrower is in compliance with all terms and conditions of the Related Party Security and the financing to be entered into between the Borrower and the Investor pursuant to the Debenture do not constitute a breach of any of the terms and conditions of the Related Party Security;

(c)

the Borrower is not indebted to any person who does not deal at arm’s-length with such Related Party, and if the Related Party is a corporation, to any person who is a shareholder of the Related Party, which representations and warranties are hereby continuously restated so long as any of the Investor Indebtedness is outstanding; and

(d)

the Related Party acknowledges that the Investor is relying on these representations and warranties in entering into this agreement and in advancing the Investor Indebtedness to the Borrower.

2.

Postponement of Related Party Indebtedness

The Related Party Indebtedness is hereby postponed to the Investor Indebtedness and each of the Borrower and the Related Party agree that until the Investor Indebtedness has been paid in full, the Borrower will not make any payment, nor will the Related Party receive any payment, on account of the Related Party Indebtedness, provided that the Borrower may repay, and the Related Party may receive payment of, the Related Party Indebtedness if the Borrower, both before and after payment, is in full compliance with the covenants contained in, and is not in default under, the Debenture and/or the Investor Security.

3.

Postponement and Subordination of Related Party Security

(a)

The Related Party agrees with the Investor that the Related Party Security shall rank subsequent and be subordinate to the Investor Security to the extent of all principal, interest and other costs and charges which are thereby secured notwithstanding the time or order of creation, execution, delivery, attachment or perfection thereof, the method of perfecting, the time or order of registration or filing of financing statements or the time or order of registration in any land registration office, the date or dates of any advance or advances by the Investor and the Related Party, the date or dates of any default by the Borrower or the date or dates of taking any enforcement measures or proceedings.

(b)

The priority to which the Investor and the Related Party are entitled hereunder shall extend to all books, accounts, invoices, letters, papers, documents, and other records in any form relating to the assets and undertaking of the Borrower, all contracts, securities, instruments and other rights and benefits in respect thereof, all substitutions and replacements thereof, and increases, additions, and accessions thereto, all proceeds therefrom, and any insurance, indemnity or compensation for loss of or damage to such assets and undertaking.

(c)

The proceeds resulting from the enforcement or realization of any of the mortgages, charges, assignments or other security interests contained in or constituted by the Related Party Security or the Investor Security and all other proceeds received by the Related Party or the Investor pursuant to the Related Party Security or the Investor Security, including without limitation, insurance and expropriation proceeds, will be divided or otherwise dealt with in such a way as to give effect to the provisions of this agreement and the priorities created and established hereby, provided that in the event of any transfer of title from the Borrower to the Investor under any foreclosure provisions no payments shall be required to be made to the Related Party on the basis of any deemed or appraised value, other than as may be required by applicable law.

(d)

Without limiting the generality of the foregoing, the Related Party agrees to the extent that it receives any amount upon realization of the Related Party Security, such amount shall be received in trust for the Investor and shall be paid over to the Investor forthwith on demand but no such amounts received or held in trust shall reduce the Investor Indebtedness until actually received by the Investor.

4.

Consent to the Investor Security and Related Party Security

Notwithstanding the terms of any agreement or instrument establishing or related to the Investor Security or the Related Party Security, the Investor hereby consents to the creation and issue of the Related Party Security and the Related Party hereby consents to the creation and issue of the Investor Security.  Each hereby consents to the other being named as a loss payee on any policy of insurance now or hereafter held by the Borrower in respect of its assets and undertaking, as applicable, provided that the proceeds of any such policy shall be payable in accordance with the terms of this agreement.

5.

Consent and Agreement of Borrower

The Borrower agrees with the Investor and the Related Party that so long as the Investor Indebtedness is outstanding and is secured by the Investor Security, it will stand possessed of its assets thereby secured and maintain and deal with such assets in accordance with the priorities herein set out.

6.

General Provisions

(a)

Binding Effect:  This agreement shall enure to the benefit of and shall be binding upon the parties hereto and their respective heirs, executors, legal representatives, successors and assigns, as applicable, provided that the Related Party will not assign or transfer any or all of the Related Party Indebtedness or Related Party Security or any of the rights thereunder relating to the undertaking and assets of the Borrower unless and until the proposed assignee or transferee shall have delivered to the other parties hereto a written agreement under seal to be bound by the provisions hereof to the same extent as the assignor or transferor.

(b)

Counterparts:  This agreement may be executed in counterparts and by telecopier, each of which when so executed shall be deemed to be an original and such counterparts together shall constitute one and the same agreement.

(c)

Headings:  Article and section headings are included solely for convenience of reference only and are not intended to be full or accurate descriptions of the contents thereof, and shall not affect the interpretation or construction of this agreement.

(d)

Governing Law:  This agreement shall be governed and construed in accordance with the laws of the Province of Ontario and the laws of Canada applicable therein and the parties hereby irrevocably attorn to the jurisdiction of the courts of such province.

(e)

Disclosure:  The Related Party shall furnish to the Investor from time to time upon request, information and particulars as to amounts owing by the Borrower to the Related Party and the Borrower hereby consents to such disclosure.  In particular the Related Party will not advance, or agree to lend, any moneys to the Borrower in excess of that recited herein without notice to, and the consent of, the Investor whether or not priority is to be claimed as provided hereunder.

(f)

Further Assurances:  The parties hereto shall do such further acts and things and execute, deliver, register and file such further deeds, documents and assurances which may be reasonably required to give full effect to the intent and purpose of this agreement.

(g)

Notices:  Any demand or notice to be given by any party hereto to any other party shall be in writing and may be given by personal delivery or except during any period when postal service is interrupted, by prepaid registered mail or by telex, telecopy or by other means that produces a permanent copy (“other communication”) addressed as follows:

(i)

to the Investor at:

70 York Street

Suite 1720

Toronto, Ontario

M5J 1S9

Attention:

QIP Management Inc.

Telecopier:

(416) 971-5955

(ii)

to the Borrower at:

Visiphor Corporation

#1100 – 4710 Kingsway Street

Burnaby, British Columbia

V5H 4M2

Attention:

Sunil Amin,

Chief Financial Officer

Telecopier:

(604) 684-9314

(iii)

to the Related Party at:

Roy Trivett

2683 Countywoods Drive,

Surrey, British Columbia  V3S 0E6

Telecopier:

(604) 684-2881

and if given by registered mail shall be deemed to have been received by the party to whom it was addressed on the date falling four (4) business days following the date upon which it has been deposited in the post office with postage and cost of registration prepaid and if personally delivered to an adult during normal business hours, when so delivered and if given by other communication the third (3rd) business hour after transmission and confirmation of receipt.  Provided that any of the above-named parties may change the address designated from time to time, by notice in writing to the other party hereto.

(h)

Number and Gender:  This agreement shall be read with all changes in gender and number as may reasonably be required by the context, and the word “person” shall include an individual, a partnership, a trust, a body corporate, an association or other incorporated or unincorporated entity or organization.

[SIGNATURE PAGE FOLLOWS]

(i)

Entire Agreement:  This agreement constitutes the entire agreement among the parties hereto pertaining to the subject matter hereof.  There are not and shall not be any statements, representations, warranties, undertakings or agreements, expressed or implied, among the parties with regard to the subject matter of this agreement except as provided herein.  This agreement shall not be amended, altered or modified except by an agreement in writing signed by the parties hereto.

IN WITNESS WHEREOF, the parties hereto have executed this agreement.

QUORUM SECURED EQUITY TRUST, by its Manager, Quorum P.I.P.E. Management Inc. Per: /s/ Michael Goffin [Authorized Signing Officer]	VISIPHOR CORPORATION Per: /s/ Sunil Amin [Authorized Signing Officer]
QUORUM INVESTMENT POOL LIMITED PARTNERSHIP, by its General Partner, QIP Management Inc. Per: /s/ Michael Goffin [Authorized Signing Officer] Per: /s/ Stephen Li [Authorized Signing Officer]

SIGNED, SEALED AND DELIVERED

)

in the presence of:

)

)

)

/s/ L. Tsiropoulos

)

/s/ Roy Trivett

Witness

)

ROY TRIVETT

)

EXHIBIT 10.4

AMENDED AND RESTATED

POSTPONEMENT AND SUBORDINATION AGREEMENT:

RELATED PARTIES

THIS AGREEMENT made as of the 28th day of September, 2007.

A M O N G:

KEITH KRETSCHMER

294 Sunshine Avenue, Sequim Washington, USA  98382-9681

 (herein called the “Related Party”)

OF THE FIRST PART

- and -

QUORUM SECURED EQUITY TRUST AND QUORUM INVESTMENT POOL LIMITED PARTNERSHIP

(herein collectively called the “Investor”)

OF THE SECOND PART

- and -

VISIPHOR CORPORATION

(herein called the “Borrower”)

OF THE THIRD PART

WHEREAS pursuant to secured debentures dated on or after July 12, 2006 (collectively, the “Debenture”) between the Borrower and the Investor the Borrower is, or will be, indebted to the Investor in the aggregate principal amount of up to $3,700,000 (which indebtedness, together with interest, fees costs and premiums with respect thereto is hereinafter called the “Investor Indebtedness”) and which Investor Indebtedness is secured by, inter alia, a general security agreement (the security now held, or hereafter acquired by the Investor, in respect of the property, assets and undertaking of the Borrower, both present and future, to secure the Investor Indebtedness are hereinafter collectively sometimes called the “Investor Security”);

AND WHEREAS the Borrower is indebted, and may hereafter become indebted, to the Related Party, in a principal amount not to exceed $400,000, (which indebtedness, together with interest, fees, costs and premiums with respect thereto is hereinafter collectively called the “Related Party Indebtedness”) which Related Party Indebtedness, or part thereof, is or may hereafter be secured by various documents and which Related Party Indebtedness is all of the indebtedness of the Borrower to the Related Party (which security and any other security now held or hereafter acquired by the Related Party in respect of the undertaking, property and assets of the Borrower, both present and future, are herein collectively sometimes called the “Related Party Security”);

AND WHEREAS the Related Party has agreed to postpone payment of the Related Party Indebtedness to payment by the Borrower of the Investor Indebtedness, provided that the Investor will permit the Borrower to repay the Related Party Indebtedness to the Related Party if the Borrower, both before and after payment, is in full compliance with the covenants contained in, and is not in default under, the Debenture and/or the Investor Security;

AND WHEREAS the Related Party has further agreed to subordinate the Related Party Security to the Investor's security;

AND WHEREAS the Borrower has agreed that it will repay the Investor Indebtedness and the Related Party Indebtedness in accordance herewith, and to maintain and deal with its assets in accordance with the provisions hereof;

AND WHEREAS certain of the parties hereto entered into a postponement and subordination agreement made on or about July 12, 2006, as amended, which is replaced and superceded by this Amended and Restated Postponement and Subordination Agreement;

NOW THEREFORE, in consideration of the sum of One Dollar ($1.00) and other good and valuable consideration, the receipt and sufficiency whereof is hereby acknowledged, the parties hereto agree as follows:

1.

Representations and Warranties

The Related Party represents and warrants to the Investor that:

(a)

it has not assigned all or any part of the Related Party Indebtedness or Related Party Security ever held by it to any person who is not a party to this agreement;

(b)

the Borrower is in compliance with all terms and conditions of the Related Party Security and the financing to be entered into between the Borrower and the Investor pursuant to the Debenture do not constitute a breach of any of the terms and conditions of the Related Party Security;

(c)

the Borrower is not indebted to any person who does not deal at arm’s-length with such Related Party, and if the Related Party is a corporation, to any person who is a shareholder of the Related Party, which representations and warranties are hereby continuously restated so long as any of the Investor Indebtedness is outstanding; and

(d)

the Related Party acknowledges that the Investor is relying on these representations and warranties in entering into this agreement and in advancing the Investor Indebtedness to the Borrower.

2.

Postponement of Related Party Indebtedness

The Related Party Indebtedness is hereby postponed to the Investor Indebtedness and each of the Borrower and the Related Party agree that until the Investor Indebtedness has been paid in full, the Borrower will not make any payment, nor will the Related Party receive any payment, on account of the Related Party Indebtedness, provided that the Borrower may repay, and the Related Party may receive payment of, the Related Party Indebtedness if the Borrower, both before and after payment, is in full compliance with the covenants contained in, and is not in default under, the Debenture and/or the Investor Security.

3.

Postponement and Subordination of Related Party Security

(a)

The Related Party agrees with the Investor that the Related Party Security shall rank subsequent and be subordinate to the Investor Security to the extent of all principal, interest and other costs and charges which are thereby secured notwithstanding the time or order of creation, execution, delivery, attachment or perfection thereof, the method of perfecting, the time or order of registration or filing of financing statements or the time or order of registration in any land registration office, the date or dates of any advance or advances by the Investor and the Related

Party, the date or dates of any default by the Borrower or the date or dates of taking any enforcement measures or proceedings.

(b)

The priority to which the Investor and the Related Party are entitled hereunder shall extend to all books, accounts, invoices, letters, papers, documents, and other records in any form relating to the assets and undertaking of the Borrower, all contracts, securities, instruments and other rights and benefits in respect thereof, all substitutions and replacements thereof, and increases, additions, and accessions thereto, all proceeds therefrom, and any insurance, indemnity or compensation for loss of or damage to such assets and undertaking.

(c)

The proceeds resulting from the enforcement or realization of any of the mortgages, charges, assignments or other security interests contained in or constituted by the Related Party Security or the Investor Security and all other proceeds received by the Related Party or the Investor pursuant to the Related Party Security or the Investor Security, including without limitation, insurance and expropriation proceeds, will be divided or otherwise dealt with in such a way as to give effect to the provisions of this agreement and the priorities created and established hereby, provided that in the event of any transfer of title from the Borrower to the Investor under any foreclosure provisions no payments shall be required to be made to the Related Party on the basis of any deemed or appraised value, other than as may be required by applicable law.

(d)

Without limiting the generality of the foregoing, the Related Party agrees to the extent that it receives any amount upon realization of the Related Party Security, such amount shall be received in trust for the Investor and shall be paid over to the Investor forthwith on demand but no such amounts received or held in trust shall reduce the Investor Indebtedness until actually received by the Investor.

4.

Consent to the Investor Security and Related Party Security

Notwithstanding the terms of any agreement or instrument establishing or related to the Investor Security or the Related Party Security, the Investor hereby consents to the creation and issue of the Related Party Security and the Related Party hereby consents to the creation and issue of the Investor Security.  Each hereby consents to the other being named as a loss payee on any policy of insurance now or hereafter held by the Borrower in respect of its assets and undertaking, as applicable, provided that the proceeds of any such policy shall be payable in accordance with the terms of this agreement.

5.

Consent and Agreement of Borrower

The Borrower agrees with the Investor and the Related Party that so long as the Investor Indebtedness is outstanding and is secured by the Investor Security, it will stand possessed of its assets thereby secured and maintain and deal with such assets in accordance with the priorities herein set out.

6.

General Provisions

(a)

Binding Effect:  This agreement shall enure to the benefit of and shall be binding upon the parties hereto and their respective heirs, executors, legal representatives, successors and assigns, as applicable, provided that the Related Party will not assign or transfer any or all of the Related Party Indebtedness or Related Party Security or any of the rights thereunder relating to the undertaking and assets of the Borrower unless and until the proposed assignee or transferee shall have delivered to the other parties hereto a written agreement under seal to be bound by the provisions hereof to the same extent as the assignor or transferor.

(b)

Counterparts:  This agreement may be executed in counterparts and by telecopier, each of which when so executed shall be deemed to be an original and such counterparts together shall constitute one and the same agreement.

(c)

Headings:  Article and section headings are included solely for convenience of reference only and are not intended to be full or accurate descriptions of the contents thereof, and shall not affect the interpretation or construction of this agreement.

(d)

Governing Law:  This agreement shall be governed and construed in accordance with the laws of the Province of Ontario and the laws of Canada applicable therein and the parties hereby irrevocably attorn to the jurisdiction of the courts of such province.

(e)

Disclosure:  The Related Party shall furnish to the Investor from time to time upon request, information and particulars as to amounts owing by the Borrower to the Related Party and the Borrower hereby consents to such disclosure.  In particular the Related Party will not advance, or agree to lend, any moneys to the Borrower in excess of that recited herein without notice to, and the consent of, the Investor whether or not priority is to be claimed as provided hereunder.

(f)

Further Assurances:  The parties hereto shall do such further acts and things and execute, deliver, register and file such further deeds, documents and assurances which may be reasonably required to give full effect to the intent and purpose of this agreement.

(g)

Notices:  Any demand or notice to be given by any party hereto to any other party shall be in writing and may be given by personal delivery or except during any period when postal service is interrupted, by prepaid registered mail or by telex, telecopy or by other means that produces a permanent copy (“other communication”) addressed as follows:

(i)

to the Investor at:

70 York Street

Suite 1720

Toronto, Ontario

M5J 1S9

Attention:

QIP Management Inc.

Telecopier:

(416) 971-5955

(ii)

to the Borrower at:

Visiphor Corporation

#1100 – 4710 Kingsway Street

Burnaby, British Columbia

V5H 4M2

Attention:

Sunil Amin,

Chief Financial Officer

Telecopier:

(604) 684-9314

(iii)

to the Related Party at:

Keith Kretschmer

294 Sunshine Avenue, Sequim Washington, USA

98382-9681

Telecopier:

(360) 683-1798

and if given by registered mail shall be deemed to have been received by the party to whom it was addressed on the date falling four (4) business days following the date upon which it has been deposited in the post office with postage and cost of registration prepaid and if personally delivered to an adult during normal business hours, when so delivered and if given by other communication the third (3rd) business hour after transmission and confirmation of receipt.  Provided that any of the above-named parties may change the address designated from time to time, by notice in writing to the other party hereto.

(h)

Number and Gender:  This agreement shall be read with all changes in gender and number as may reasonably be required by the context, and the word “person” shall include an individual, a partnership, a trust, a body corporate, an association or other incorporated or unincorporated entity or organization.

[SIGNATURE PAGE FOLLOWS]

(i)

Entire Agreement:  This agreement constitutes the entire agreement among the parties hereto pertaining to the subject matter hereof.  There are not and shall not be any statements, representations, warranties, undertakings or agreements, expressed or implied, among the parties with regard to the subject matter of this agreement except as provided herein.  This agreement shall not be amended, altered or modified except by an agreement in writing signed by the parties hereto.

IN WITNESS WHEREOF, the parties hereto have executed this agreement.

QUORUM SECURED EQUITY TRUST, by its Manager, Quorum P.I.P.E. Management Inc. Per: /s/ Michael Goffin [Authorized Signing Officer]	VISIPHOR CORPORATION Per: /s/ Sunil Amin [Authorized Signing Officer]
QUORUM INVESTMENT POOL LIMITED PARTNERSHIP, by its General Partner, QIP Management Inc. Per: /s/ Michael Goffin [Authorized Signing Officer] Per: /s/ Stephen Li [Authorized Signing Officer]

SIGNED, SEALED AND DELIVERED

)

in the presence of:

)

)

)

/s/ L. Tsiropoulos

)

/s/ Keith Kretschmer

Witness

)

KEITH KRETSCHMER

)

EXHIBIT 99.1

NEWS RELEASE: FOR IMMEDIATE DISTRIBUTION

Business Update: Visiphor Announces Continuing Success in Providing Innovative Integration Solutions

VANCOUVER, CANADA, October 2, 2007 – Visiphor Corporation (“Visiphor”) (OTCBB: VISRF; TSX-V: VIS; DE: IGYA), a leading provider of integration software and services, announces that they have been successfully delivering on a project that was not previously announced. To date, the continuing delivery of the project has amounted to more than $1.3 million of revenue for 2007. As a result of competitive sensitivities and the innovative nature of the solution, the client has requested that their name and location not be disclosed.

Visiphor’s solution automates the client’s workflow processes and supports the comprehensive control environment mandated by the Sarbanes Oxley Act. The success of the project is due to the commitment and expertise of the Visiphor team who are continuing to work closely with the client in the extension and refinement of this world-class integrated workflow management solution.

“The continuing growth of this aspect of our solutions business underlines the high value that our customers place on Visiphor’s expertise in the integration and workflow space,” stated Visiphor CEO Roy Trivett. “Our team is continuing to provide valuable integration solutions addressing the pressing, contemporary needs of our customers.”

Completes Secured Debenture

The Company announces today that it has completed a secured debenture to Quorum Investment Pool Limited Partnership in the principal amount of $207,693 at an annual rate of interest of eight percent (8%) maturing on October 28, 2007.

About Visiphor

Visiphor software products and services deliver practical, rapidly deployable solutions that integrate business processes and databases. The Company’s solutions focus on disparate process and data management problems that exist in numerous verticals spanning government, energy, law enforcement, security, healthcare and financial services. Using industry standard Web Services and Service Oriented Architecture (“SOA”), Visiphor delivers a secure and economical approach to true, real-time application interoperability.

Visiphor is a Microsoft Gold Certified Partner. For information about Visiphor or the Company’s products and services, please visit www.visiphor.com.

ON BEHALF OF THE BOARD OF DIRECTORS

“Oliver ‘Buck’ Revell”

Chairman, Visiphor Corporation

Investor and Media Inquiries:

Roy Trivett, CEO

Visiphor Corporation

Phone: +1-604-684-2449 Ext. 234

E-mail: roy.trivett@visiphor.com

The TSX Venture Exchange has not reviewed and does not accept responsibility for the adequacy or accuracy of this news release.

Forward Looking Statements: This press release may contain statements that constitute “forward-looking statements” within the meaning of Section 21E of the Securities Exchange Act of 1934, as amended.  Such forward-looking statements involve known and unknown risks, uncertainties and other factors that may cause our actual results, performance or achievements, to differ materially from the anticipated results, performance or achievements expressed or implied by such forward-looking statements.  Factors that could cause actual results to differ materially from anticipated results include the risks and uncertainties described in Visiphor Corporation’s Form 10-KSB filed with the United States Securities and Exchange Commission.  We disclaim any intention or obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise.